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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08365

[Evergreen Select Fixed Income Trust]

_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116

_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116

____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for four of its series, Evergreen Adjustable Rate Fund, Evergreen Institutional Enhanced Income Fund, Evergreen Limited Duration Fund, Evergreen Short Intermediate Bond Fund, for the year ended June 30, 2006. These four series have a June 30, fiscal year end.

Date of reporting period: June 30, 2006

Item 1 - Reports to Stockholders.

Evergreen Adjustable Rate Fund

Evergreen

ADJUSTABLE RATE FUND

Annual Report
as of June 30, 2006

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
27	STATEMENT OF ASSETS AND LIABILITIES
28	STATEMENT OF OPERATIONS
29	STATEMENTS OF CHANGES IN NET ASSETS
31	NOTES TO FINANCIAL STATEMENTS
38	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
39	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2006, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

August 2006

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Adjustable Rate Fund, covering the twelvemonth period ended June 30, 2006.

A great deal of confusing and sometimes contradictory evidence emerged about the economy during the past year. The economic expansion showed remarkable durability, most notably in the first quarter of 2006 when Gross Domestic Product grew at an annualized rate of 5.6% . However, that torrid growth trajectory did not appear to be sustainable. Based on reported trends in housing, employment and retail sales, personal consumption for the second quarter was anticipated to grow at one-half the rate of the first quarter. Estimates of increases in corporate capital expenditures also were being reduced. While many observers debated whether or not short-term volatility might be an early indicator of a weakened economy, Evergreen’s Investment Strategy Committee focused on a variety of signals pointing to the stamina of the economic expansion. Although the rates of increases in corporate profits, capital expenditures and personal consumption were starting to decline, all these economic indicators were still rising, at what we believed to be a more sustainable pace.

The backdrop for investing in the domestic fixed income market changed dramatically during the past twelve months as investors adjusted their expectations to shifting economic conditions. Highly influenced by the actions of the U.S. Federal Reserve Board (“Fed”) in raising short-term rates, the domestic fixed income market generated modest returns, albeit

LETTER TO SHAREHOLDERS continued

with some volatility. While the economic expansion persisted, the Fed remained vigilant against the possibility of renewed inflation resulting from rapidly rising prices for energy and basic materials as well as from increased government spending. Over the course of the twelve months, the Fed raised the target fed funds rate, hiking it at each of its eight policy meetings, up to 5.25% by June 30, 2006. Long-term interest rates, which had shown more stability than short-term rates early in the period, backed up, resulting in price erosion of many securities. This was especially evident among long-term bonds. In this environment, shorter-duration strategies tended to produce superior relative performance. Lower-quality, higher-yielding securities tended to outperform high-grade fixed income investments, although high-yield bonds slumped in the final two months of the period.

Despite the monetary and economic challenges, Evergreen’s fixed income teams maintained their focus on the fundamentals while adhering to their long-term investment objectives. For example, the managers of Evergreen Adjustable Rate Fund focused on AAA-rated, adjustable-rate mortgages and maintained a relatively short duration to take advantage of higher yields in shorter-term securities. The management team for Evergreen Ultra Short Opportunities Fund emphasized both mortgage-backed securities and structured products, while shortening the fund’s duration to protect net asset value as interest rates rose. The portfolio managers of Evergreen Limited Duration Fund also maintained a short duration, while pursuing a bar-belled maturity strategy. The team supervising the Evergreen Short Intermediate Bond Fund kept a relatively short duration during the first half of the year, but moved to a more neutral positioning

LETTER TO SHAREHOLDERS continued

as the period progressed in anticipation of the end of the Fed’s interest-rate hikes. Managers of Evergreen Institutional Enhanced Income Fund pursued a longer-term strategy designed to generate a higher yield than a money market fund with only minimal price variability.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for a statement from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

FUND AT A GLANCE

as of June 30, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Managers:

• Lisa Brown-Premo
• Robert D. Rowe

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2006.

The Fixed income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 10/1/1991

	Class A	Class B	Class C	Class I	Class IS
Class inception date	6/30/2000	6/30/2000	6/30/2000	10/1/1991	5/23/1994

Nasdaq symbol	ESAAX	ESABX	ESACX	EKIZX	ESARX

Average annual return*

1-year with sales charge	-0.69%	-3.04%	0.91%	N/A	N/A

1-year w/o sales charge	2.61%	1.90%	1.90%	2.92%	2.66%

5-year	2.30%	1.88%	2.24%	3.26%	3.01%

10-year	4.30%	4.20%	4.20%	4.82%	4.56%

Maximum sales charge	3.25%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. The fund incurs 12b-1 fees of 0.25% for Class IS, 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

The advisor is waiving a portion of its advisory fee and reimbursing a portion of the 12b-1 fee for Class A. Had the fees not been waived or reimbursed, returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Adjustable Rate Fund Class A shares versus a similar investment in the Lehman 6-Month Treasury Bill Index (Lehman 6-Month T-Bill) and the Consumer Price Index (CPI).

The Lehman 6-Month T-Bill is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 2.61% for the twelve-month period ended June 30, 2006, excluding any applicable sales charges. During the same period, the Lehman 6-Month T-Bill returned 3.87%.

The fund seeks a high level of current income consistent with low volatility of principal.

The fund’s strategy is to seek the highest total return by maximizing income and minimizing price fluctuations. During the twelve month period, interest rates rose across the U.S. yield curve. The Fed, in an effort to head off inflationary pressures, raised the fed funds rate eight different times. Due to the fact that this was a second successive year of substantial hikes in short-term interest rates by the Fed, short-term rates rose more than long-term rates and the yield curve became very flat as the difference between yields of short-term and long-term securities grew narrower. Consistent with our long-term strategy, we kept almost 100% of fund assets invested in mortgage-backed securities. While the different types of adjustable rate securities available on the market are quite varied, the mortgage sector in most market environments, tends to offer the best yields of securities both on the short end of the yield curve and with AAA-rated quality, despite its complexity. The fund can only invest in AAA-rated, U.S. government and agency securities and has the highest rating from a major credit rating service.

Our decision to maintain a shorter duration, to reduce price sensitivity to interest-rate hikes and our emphasis on adjustable rate securities helped the fund outperform its competitive peer group in Lipper’s Adjustable Rate Mortgage Fund category. We kept duration, or sensitivity to interest-rate changes, stable or shorter than the previous year in anticipation of a continued rise in interest rates. Typically, shorter duration portfolios tend to outperform when interest rates rise. The duration of about 0.9 years during the course of the fund’s fiscal year was responsible for its underperformance versus the benchmark, which has a duration of only 0.5 years. During the course of the fiscal year, the allocation to floating-rate securities was increased to about 90% of the fund, higher by about 9% than the previous year. Generally, floating-rate securities outperform fixed-rate securities as interest rates rise. These portfolio changes reflected our view that the Fed would continue to raise interest rates, and thus yields would rise across the maturity spectrum.

On the micro level, management continued to focus on individual security selection, seeking superior relative value and focusing on securities with stable cash flows. This process serves to mitigate the effects of prepayments as well as the extension risk of adjustable rate mortgages. Prepayments declined over the course of the year, but due to rising interest rates, extension risk became a greater concern.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rise when prevailing interest rates fall, and fall when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

All data is as of June 30, 2006, and subject to change.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	1/1/2006	6/30/2006	Period*

Actual
Class A	$ 1,000.00	$ 1,015.72	$ 5.40
Class B	$ 1,000.00	$ 1,012.21	$ 8.98
Class C	$ 1,000.00	$ 1,012.21	$ 8.98
Class I	$ 1,000.00	$ 1,017.23	$ 3.95
Class IS	$ 1,000.00	$ 1,015.97	$ 5.25
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,019.44	$ 5.41
Class B	$ 1,000.00	$ 1,015.87	$ 9.00
Class C	$ 1,000.00	$ 1,015.87	$ 9.00
Class I	$ 1,000.00	$ 1,020.88	$ 3.96
Class IS	$ 1,000.00	$ 1,019.59	$ 5.26

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.08% for Class A, 1.80% for Class B, 1.80% for Class C, 0.79% for Class I and 1.05% for Class IS), multiplied by the average account value over the period, multiplied by 181 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,
						Year Ended
CLASS A	2006	2005	2004	2003	2002[1]	September 30, 2001

Net asset value, beginning of period	$ 9.34	$ 9.45	$9.63	$ 9.68	$ 9.68	$9.52

Income from investment operations
Net investment income (loss)	0.29[2]	0.20[2]	0.15[2]	0.28	0.32[2]	0.54[2]
Net realized and unrealized gains or losses on investments	(0.05)	0	(0.03)	0.02	0.02	0.24

Total from investment operations	0.24	0.20	0.12	0.30	0.34	0.78

Distributions to shareholders from
Net investment income	(0.31)	(0.31)	(0.30)	(0.35)	(0.34)	(0.62)
Tax basis return of capital	(0.04)[3]	0	0	0	0	0

Total distributions to shareholders	(0.35)	(0.31)	(0.30)	(0.35)	(0.34)	(0.62)

Net asset value, end of period	$ 9.23	$ 9.34	$9.45	$ 9.63	$ 9.68	$9.68

Total return[4]	2.61%	2.14%	1.22%	3.11%	3.62%	8.46%

Ratios and supplemental data
Net assets, end of period (thousands)	$486,223	$826,622	$1,301,464	$2,102,065	$742,779	$190,055
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.91%[5]	0.71%[6]	0.70%	0.68%	0.64%[7]	0.69%
Expenses excluding waivers/reimbursements
and expense reductions	0.93%[8]	0.75%[5]	0.71%	0.69%	0.64%[7]	0.69%
Net investment income (loss)	3.13%	2.16%	1.62%	2.42%	4.43%[7]	5.70%
Portfolio turnover rate	16%	16%	32%	14%	3%	13%

1 For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Return of capital per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 The expense ratio includes interest expense. Excluding interest expense, the expense ratio would be 0.73%.

6 The expense ratio includes interest expense. Excluding interest expense, the expense ratio would be 0.69%.

7 Annualized

8 The expense ratio includes interest expense. Excluding interest expense, the expense ratio would be 0.75%.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,
						Year Ended
CLASS B	2006	2005	2004	2003	2002[1]	September 30, 2001

Net asset value, beginning of period	$ 9.34	$ 9.45	$9.63	$ 9.68	$ 9.68	$9.52

Income from investment operations
Net investment income (loss)	0.23[2]	0.14[2]	0.09[2]	0.19	0.26[2]	0.44[2]
Net realized and unrealized gains or losses on investments	(0.06)	(0.01)	(0.04)	0.03	0.03	0.27

Total from investment operations	0.17	0.13	0.05	0.22	0.29	0.71

Distributions to shareholders from
Net investment income	(0.24)	(0.24)	(0.23)	(0.27)	(0.29)	(0.55)
Tax basis return of capital	(0.04)[3]	0	0	0	0	0

Total distributions to shareholders	(0.28)	(0.24)	(0.23)	(0.27)	(0.29)	(0.55)

Net asset value, end of period	$ 9.23	$ 9.34	$9.45	$ 9.63	$ 9.68	$9.68

Total return[4]	1.90%	1.43%	0.52%	2.34%	3.04%	7.65%

Ratios and supplemental data
Net assets, end of period (thousands)	$401,063	$563,993	$743,172	$945,625	$547,224	$173,276
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.63%[5]	1.45%[6]	1.41%	1.43%	1.45%[7]	1.49%
Expenses excluding waivers/reimbursements
and expense reductions	1.64%[8]	1.45%[6]	1.41%	1.43%	1.45%[7]	1.49%
Net investment income (loss)	2.45%	1.44%	0.91%	1.71%	3.63%[7]	4.61%
Portfolio turnover rate	16%	16%	32%	14%	3%	13%

1 For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Return of capital per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 The expense ratio includes interest expense. Excluding interest expense, the expense ratio would be 1.45%.

6 The expense ratio includes interest expense. Excluding interest expense, the expense ratio would be 1.43%.

7 Annualized

8 The expense ratio includes interest expense. Excluding interest expense, the expense ratio would be 1.46%.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,
						Year Ended
CLASS C	2006	2005	2004	2003	2002[1]	September 30, 2001

Net asset value, beginning of period	$ 9.34	$ 9.45	$9.63	$ 9.68	$ 9.68	$9.52

Income from investment operations
Net investment income (loss)	0.23[2]	0.13[2]	0.09[2]	0.19	0.26[2]	0.41[2]
Net realized and unrealized gains or losses on investments	(0.06)	0	(0.04)	0.03	0.03	0.30

Total from investment operations	0.17	0.13	0.05	0.22	0.29	0.71

Distributions to shareholders from
Net investment income	(0.24)	(0.24)	(0.23)	(0.27)	(0.29)	(0.55)
Tax basis return of capital	(0.04)[3]	0	0	0	0	0

Total distributions to shareholders	(0.28)	(0.24)	(0.23)	(0.27)	(0.29)	(0.55)

Net asset value, end of period	$ 9.23	$ 9.34	$9.45	$ 9.63	$ 9.68	$9.68

Total return[4]	1.90%	1.43%	0.52%	2.34%	3.04%	7.65%

Ratios and supplemental data
Net assets, end of period (thousands)	$736,772	$1,247,703	$1,966,006	$2,824,812	$1,510,835	$348,002
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.62%[5]	1.45%[6]	1.41%	1.43%	1.45%[7]	1.48%
Expenses excluding waivers/reimbursements
and expense reductions	1.63%[8]	1.45%[6]	1.41%	1.43%	1.45%[7]	1.48%
Net investment income (loss)	2.43%	1.42%	0.91%	1.70%	3.60%[7]	4.40%
Portfolio turnover rate	16%	16%	32%	14%	3%	13%

1 For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Return of capital per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 The expense ratio includes interest expense. Excluding interest expense, the expense ratio would be 1.44%.

6 The expense ratio includes interest expense. Excluding interest expense, the expense ratio would be 1.43%.

7 Annualized

8 The expense ratio includes interest expense. Excluding interest expense, the expense ratio would be 1.45%.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,					Year Ended
						September 30,
CLASS I	2006	2005	2004	2003	2002[1]	2001

Net asset value, beginning of period	$ 9.34	$ 9.45	$9.63	$ 9.68	$ 9.68	$9.52

Income from investment operations
Net investment income (loss)	0.32[2]	0.23[2]	0.18[2]	0.33	0.33[2]	0.59[2]
Net realized and unrealized gains or losses on investments	(0.05)	0	(0.04)	(0.01)[3]	0.03	0.21

Total from investment operations	0.27	0.23	0.14	0.32	0.36	0.80

Distributions to shareholders from
Net investment income	(0.34)	(0.34)	(0.32)	(0.37)	(0.36)	(0.64)
Tax basis return of capital	(0.04)[4]	0	0	0	0	0

Total distributions to shareholders	(0.38)	(0.34)	(0.32)	(0.37)	(0.36)	(0.64)

Net asset value, end of period	$ 9.23	$ 9.34	$9.45	$ 9.63	$ 9.68	$9.68

Total return	2.92%	2.45%	1.53%	3.36%	3.81%	8.73%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,548,974	$1,950,844	$2,722,219	$2,732,661	$419,486	$140,979
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.63%[5]	0.45%[6]	0.41%	0.44%	0.45%[7]	0.50%
Expenses excluding waivers/reimbursements
and expense reductions	0.64%[8]	0.45%[6]	0.41%	0.44%	0.45%[7]	0.50%
Net investment income (loss)	3.46%	2.43%	1.91%	2.65%	4.63%[7]	6.17%
Portfolio turnover rate	16%	16%	32%	14%	3%	13%

1 For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

4 Return of capital per share is based on average shares outstanding during the period.

5 The expense ratio includes interest expense. Excluding interest expense, the expense ratio would be 0.45%.

6 The expense ratio includes interest expense. Excluding interest expense, the expense ratio would be 0.43%.

7 Annualized

8 The expense ratio includes interest expense. Excluding interest expense, the expense ratio would be 0.46%.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,					Year Ended
						September 30,
CLASS IS	2006	2005	2004	2003	2002[1]	2001

Net asset value, beginning of period	$ 9.34	$ 9.45	$9.63	$ 9.68	$ 9.68	$9.52

Income from investment operations
Net investment income (loss)	0.29[2]	0.20[2]	0.16[2]	0.29	0.31[2]	0.55[2]
Net realized and unrealized gains or losses on investments	(0.05)	0	(0.04)	0.01	0.03	0.23

Total from investment operations	0.24	0.20	0.12	0.30	0.34	0.78

Distributions to shareholders from
Net investment income	(0.31)	(0.31)	(0.30)	(0.35)	(0.34)	(0.62)
Tax basis return of capital	(0.04)[3]	0	0	0	0	0

Total distributions to shareholders	(0.35)	(0.31)	(0.30)	(0.35)	(0.34)	(0.62)

Net asset value, end of period	$ 9.23	$ 9.34	$9.45	$ 9.63	$ 9.68	$9.68

Total return	2.66%	2.19%	1.27%	3.11%	3.62%	8.46%

Ratios and supplemental data
Net assets, end of period (thousands)	$305,389	$516,966	$762,534	$1,496,754	$589,143	$92,858
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.86%[4]	0.70%[4]	0.66%	0.68%	0.70%[5]	0.75%
Expenses excluding waivers/reimbursements
and expense reductions	0.87%[6]	0.70%[4]	0.66%	0.68%	0.70%[5]	0.75%
Net investment income (loss)	3.15%	2.17%	1.66%	2.47%	4.39%[5]	5.72%
Portfolio turnover rate	16%	16%	32%	14%	3%	13%

1 For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Return of capital per share is based on average shares outstanding dur ing the period.

4 The expense ratio includes interest expense. Excluding interest expense, the expense ratio would be 0.68%.

5 Annualized

6 The expense ratio includes interest expense. Excluding interest expense, the expense ratio would be 0.69%.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 11.6%
FIXED-RATE 0.9%
FHLMC:
Ser. 1900, Class P, 0.00%, 05/15/2007 (n)	$355,689	$353,594
Ser. 2106, Class ZD, 6.00%, 12/15/2028	11,182,864	11,328,228
Ser. 2403, Class KE, 6.50%, 01/15/2032	8,671,887	8,827,721
Ser. 2459, Class VM, 6.50%, 11/15/2014	1,991,059	2,011,866
Ser. 2480, Class EH, 6.00%, 11/15/2031	2,638,727	2,633,080
FNMA:
Ser. 1989-96, Class H, 9.00%, 12/25/2019	103,245	109,473
Ser. 1992-87, Class Z, 8.00%, 05/25/2022	158,396	170,279
Ser. 1994-51, Class PJ, 6.50%, 09/25/2023	2,380,374	2,377,494
Ser. 1999-7, Class D, 6.00%, 03/18/2028	299,614	299,752
Ser. G93-1, Class K, 6.68%, 01/25/2023	3,368,531	3,325,683

		31,437,170

FLOATING-RATE 10.7%
FHLMC:
Ser. 020, Class F, 5.98%, 10/25/2023	1,457,644	1,488,079
Ser. 021, Class F, 5.875%, 10/25/2023	1,268,273	1,292,180
Ser. 031, Class FA, 5.78%, 04/25/2024	812,570	824,393
Ser. 1380, Class FB, 4.36%, 10/15/2007	988,209	989,652
Ser. 1506, Class FD, 6.25%, 05/15/2008	98,532	99,448
Ser. 1513, Class AG, 4.33%, 05/15/2008	2,274,961	2,288,338
Ser. 1671, Class QA, 4.71%, 02/15/2024	590,190	597,868
Ser. 1686, Class FE, 4.86%, 02/15/2024	57,056	58,189
Ser. 1691, Class EA, 5.70%, 02/15/2024	1,159,423	1,179,492
Ser. 1698, Class FC, 4.28%, 03/15/2009	4,436,879	4,483,245
Ser. 1730, Class FA, 4.51%, 05/15/2024	1,712,006	1,707,691
Ser. 2293, Class FM, 5.40%, 03/15/2031	1,999,277	2,023,868
Ser. 2314, Class FG, 5.60%, 06/15/2029	3,421,154	3,471,479
Ser. 2315, Class FW, 5.75%, 04/15/2027	1,017,696	1,032,941
Ser. 2322, Class FE, 5.65%, 08/15/2028	2,608,031	2,660,687
Ser. 2339, Class F, 5.70%, 06/15/2029	4,668,136	4,770,788
Ser. 2388, Class FG, 5.70%, 12/31/2031	2,550,433	2,589,990
Ser. 2389, Class FI, 5.95%, 06/15/2031	2,762,492	2,831,388
Ser. 2391, Class EF, 5.70%, 06/15/2031	1,183,925	1,210,090
Ser. 2395, Class FD, 5.80%, 05/15/2029	2,721,234	2,783,687
Ser. 2396, Class FM, 5.65%, 12/15/2031	691,826	704,866
Ser. 2418, Class FO, 6.10%, 02/15/2032	5,935,092	6,103,233
Ser. 2422, Class FC, 5.70%, 02/15/2032	4,210,445	4,301,433
Ser. 2425, Class FO, 6.10%, 03/15/2032	8,812,116	9,056,564
Ser. 2431, Class F, 5.70%, 03/15/2032	10,570,707	10,799,774
Ser. 2436, Class FA, 6.20%, 03/15/2032	1,425,165	1,461,425
Ser. 2461, Class FI, 5.70%, 04/15/2028	1,493,599	1,521,887
Ser. 2464, Class FE, 6.20%, 03/15/2032	1,938,494	1,983,479
Ser. 2466, Class FV, 5.75%, 03/15/2032	2,204,451	2,253,015

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS continued
FLOATING-RATE continued
FHLMC:
Ser. 2470, Class FB, 5.65%, 04/15/2027	$3,327,613	$3,392,501
Ser. 2475, Class FD, 5.75%, 06/15/2031	4,703,763	4,810,257
Ser. 2481, Class FC, 6.20%, 05/15/2031	2,754,755	2,846,059
Ser. 2481, Class FE, 6.20%, 03/15/2032	4,363,568	4,450,752
Ser. 2526, Class FM, 5.60%, 05/15/2029	8,451,027	8,614,977
Ser. 2534, Class EF, 5.55%, 05/15/2022	5,487,048	5,568,750
Ser. 2534, Class FJ, 5.55%, 04/15/2022	3,998,861	4,058,404
Ser. 2547, Class FM, 5.75%, 01/15/2033	8,048,388	8,200,423
Ser. 2631, Class FC, 5.60%, 06/15/2033	6,041,691	6,127,060
Ser. T-62, Class 1A1, 5.21%, 10/25/2044 µ	77,325,261	78,143,363
FNMA:
Ser. 1992-039, Class FA, 5.02%, 03/25/2022	1,107,587	1,128,420
Ser. 1992-045, Class F, 5.02%, 04/25/2022	257,094	261,869
Ser. 1992-187, Class FA, 4.56%, 10/25/2007	132,457	133,808
Ser. 1993-062, Class FA, 4.96%, 04/25/2023	1,916,605	1,951,794
Ser. 1993-113, Class FA, 4.40%, 07/25/2023	1,046,504	1,060,202
Ser. 1993-165, Class FE, 6.49%, 09/25/2023	3,360,426	3,447,461
Ser. 1993-170, Class FC, 4.61%, 09/25/2008	113,070	114,546
Ser. 1993-191, Class FC, 4.56%, 10/25/2008	3,142,833	3,196,324
Ser. 1993-197, Class FB, 4.61%, 10/25/2008	136,775	139,289
Ser. 1993-229, Class FB, 4.71%, 12/25/2008	421,862	428,380
Ser. 1993-247, Class FO, 4.81%, 12/25/2023	526,949	539,153
Ser. 1994-14, Class F, 5.36%, 10/25/2023	2,059,373	2,123,893
Ser. 1994-33, Class FA, 4.76%, 03/25/2009	1,005,188	1,019,461
Ser. 1994-33, Class FD, 4.76%, 03/25/2009	489,759	497,394
Ser. 1994-55, Class F, 4.30%, 12/25/2023	556,890	562,219
Ser. 1994-61, Class FB, 6.84%, 04/25/2024	1,106,611	1,149,573
Ser. 1994-80, Class F, 4.61%, 02/25/2009	823,099	836,606
Ser. 1997-43, Class FM, 5.78%, 07/18/2027	1,622,529	1,654,184
Ser. 1998-T2, Class A5, 6.02%, 01/25/2032	6,573,751	6,650,664
Ser. 1999-51, Class FJ, 5.92%, 10/25/2029	2,786,890	2,841,262
Ser. 2000-45, Class FA, 5.80%, 12/08/2030	4,016,670	4,057,318
Ser. 2000-45, Class FB, 5.80%, 12/18/2030	2,410,002	2,436,054
Ser. 2001-32, Class FA, 5.87%, 07/25/2031	5,885,199	5,985,306
Ser. 2001-38, Class FB, 5.82%, 08/25/2031	652,936	667,927
Ser. 2001-46, Class F, 5.65%, 09/18/2031	4,784,905	4,867,541
Ser. 2001-59, Class F, 5.92%, 11/25/2031	5,914,317	6,057,148
Ser. 2001-62, Class FK, 5.82%, 07/25/2028	404,126	411,731
Ser. 2001-63, Class FD, 5.85%, 12/18/2031	1,581,378	1,610,744
Ser. 2001-69, Class FA, 5.92%, 07/25/2031	2,867,543	2,936,278
Ser. 2001-71, Class FS, 5.92%, 11/25/2031	2,158,488	2,207,141
Ser. 2001-81, Class F, 5.87%, 01/25/2032	1,169,645	1,196,383
Ser. 2001-81, Class FC, 5.90%, 01/18/2032	1,505,115	1,548,718
Ser. 2001-81, Class FL, 5.90%, 01/18/2032	3,043,726	3,104,083

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS continued
FLOATING-RATE continued
FNMA:
Ser. 2002-04, Class FD, 5.87%, 02/25/2032	$ 4,451,825	$4,553,594
Ser. 2002-05, Class FD, 6.22%, 02/25/2032	2,269,327	2,330,054
Ser. 2002-13, Class FE, 6.22%, 02/27/2031	3,258,865	3,350,602
Ser. 2002-20, Class FK, 5.92%, 04/25/2032	5,600,382	5,725,998
Ser. 2002-34, Class FA, 5.75%, 05/18/2032	3,532,830	3,601,685
Ser. 2002-37, Class F, 6.12%, 11/25/2031	4,487,836	4,616,189
Ser. 2002-52, Class FG, 5.82%, 09/25/2032	15,453,340	15,801,040
Ser. 2002-64, Class FJ, 6.32%, 04/25/2032	5,977,409	6,141,130
Ser. 2002-77, Class TF, 6.25%, 12/18/2032	8,150,972	8,437,563
Ser. 2002-92, Class FB, 5.97%, 04/25/2030	2,689,642	2,740,772
Ser. 2002-95, Class FK, 5.82%, 01/25/2033	8,083,643	8,269,486
Ser. 2003-01, Class FI, 5.62%, 09/25/2023	1,835,036	1,864,011
Ser. 2003-102, Class FT, 5.72%, 10/25/2033	3,342,581	3,376,107
Ser. 2003-119, Class FE, 6.32%, 06/25/2027	16,297,047	16,606,202
Ser. 2003-W8, Class 3F2, 5.67%, 05/25/2042	1,757,196	1,787,314
Ser. 2004-17, Class FT, 5.72%, 04/25/2034	9,861,891	9,968,596
Ser. G92-06, Class F, 4.68%, 08/25/2021	258,676	261,387
Ser. G92-20, Class FB, 5.02%, 04/25/2022	1,263,065	1,286,457
Ser. G93-19, Class FD, 4.40%, 04/25/2023	3,171,191	3,218,410
GNMA, Ser. 2002-66, Class DS, Pro-rata Principal STRIPS, 35.13%,
07/16/2031 +	413,434	746,385

		374,287,571

Total Agency Mortgage-Backed Collateralized Mortgage Obligations
(cost $403,355,752)		405,724,741

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 80.1%
FIXED-RATE 3.4%
FHLMC:
4.87%, 06/01/2029	1,270,674	1,320,027
5.50%, 01/01/2007 - 10/01/2035	4,155,999	4,098,900
6.00%, 09/01/2032	111,811	112,157
6.37%, 04/01/2020	374,559	385,047
6.50%, 04/01/2018 - 09/01/2032	12,465,345	12,637,946
7.00%, 11/01/2012 - 09/01/2035	9,241,639	9,557,784
7.50%, 01/01/2016 - 06/01/2016	416,816	432,825
8.50%, 05/01/2020 - 03/01/2023	732,554	786,338
9.75%, 03/01/2016	33,379	33,857
FNMA:
4.32%, 11/01/2018	220,910	224,047
5.01%, 04/01/2018	2,589,999	2,628,202
6.15%, 02/01/2033	2,469,914	2,556,262
6.50%, 08/01/2013 - 05/01/2033	21,446,761	21,992,089
7.00%, 12/01/2007 - 07/01/2033	7,566,491	7,745,737
7.50%, 11/01/2017 - 01/01/2036	22,892,941	23,700,858

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FIXED-RATE continued
FNMA:
8.00%, 12/01/2026 - 05/01/2033	$1,721,224	$1,820,507
8.50%, 04/01/2026 - 06/01/2030	474,833	509,629
8.99%, 02/01/2032	342,072	373,765
9.00%, 05/01/2021 - 07/01/2030	415,329	448,959
9.50%, 05/01/2007 - 12/01/2024	528,867	576,198
10.00%, 01/01/2021	278,281	303,958
10.50%, 11/01/2019	99,402	106,076
10.75%, 10/01/2012	20,939	21,882
11.00%, 01/01/2016 - 01/01/2018	64,266	70,696
12.50%, 07/15/2015	160,920	176,280
GNMA:
5.625%, 01/20/2019	50,628	51,745
6.50%, 06/20/2034 - 08/20/2034	14,566,675	14,757,863
6.75%, 02/15/2029	225,933	231,399
7.00%, 07/20/2034	1,744,940	1,803,218
7.50%, 02/20/2023 - 11/20/2023	51,717	53,715
7.89%, 10/20/2022	1,798,445	1,879,493
8.375%, 10/15/2020	2,047,412	2,190,085
9.00%, 05/15/2016 - 01/20/2025	420,004	457,263
10.25%, 11/15/2029	2,441,815	2,550,842

		116,595,649

FLOATING-RATE 76.7%
FHLMC:
3.19%, 12/01/2033	15,956,087	16,142,614
3.79%, 10/01/2033	7,179,872	7,325,695
4.23%, 06/01/2019	1,351,331	1,356,154
4.29%, 10/01/2018	335,797	340,975
4.32%, 06/01/2020	1,012,894	1,023,205
4.37%, 09/01/2026	2,129,156	2,154,855
4.40%, 01/01/2018	21,918	22,042
4.45%, 07/01/2017	342,833	340,181
4.47%, 08/01/2018	2,110	2,143
4.49%, 09/01/2016	537,289	544,378
4.50%, 05/01/2019	45,545	45,652
4.55%, 01/01/2022	156,359	157,746
4.57%, 03/01/2018	132,009	131,249
4.60%, 01/01/2030 - 07/01/2030	416,382	417,954
4.61%, 01/01/2026	69,961	69,478
4.625%, 12/01/2017 - 09/01/2018	236,855	237,334
4.65%, 10/01/2030	80,465	80,709
4.67%, 10/01/2032	2,806,195	2,824,351
4.75%, 09/01/2015	11,100	11,086
4.78%, 05/01/2017 - 11/01/2033	5,529,725	5,526,283
4.81%, 02/01/2018	51,252	51,739

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FHLMC:
4.82%, 08/01/2018 - 07/01/2029	$120,680	$120,336
4.83%, 12/01/2032	21,587,844	21,770,262
4.85%, 09/01/2016 - 03/01/2019	518,110	518,248
4.87%, 06/01/2016 - 02/01/2037	10,271,887	10,415,204
4.875%, 06/01/2018	47,741	47,503
4.92%, 01/01/2017 - 06/01/2029	1,869,258	1,904,066
4.93%, 04/01/2020	91,380	92,370
4.94%, 08/01/2018	31,423	31,275
4.95%, 10/01/2032	3,574,804	3,722,193
4.975%, 10/01/2034	24,641,424	24,241,247
4.99%, 07/01/2019	70,281	69,966
5.01%, 06/01/2030	5,243,975	5,448,543
5.02%, 11/01/2034	40,144,182	39,535,597
5.03%, 06/01/2031 - 10/01/2032	30,369,463	31,146,862
5.04%, 11/01/2020 - 03/01/2031	10,737,116	10,897,959
5.07%, 06/01/2019 - 10/01/2035	4,793,783	4,722,017
5.08%, 12/01/2017 - 10/01/2029	1,501,398	1,513,730
5.09%, 12/01/2018 - 01/01/2020	339,937	339,827
5.10%, 08/01/2018	5,742	5,803
5.125%, 07/01/2018	194	198
5.14%, 12/01/2018 - 06/01/2020	158,671	162,431
5.17%, 01/01/2020	87,758	87,954
5.20%, 05/01/2020 - 05/01/2028	1,995,143	2,032,967
5.22%, 03/01/2025	485,873	496,299
5.25%, 01/01/2017 - 10/01/2019	95,121	97,197
5.26%, 01/01/2032	296,639	301,676
5.27%, 04/01/2025 - 12/01/2033	24,958,766	25,278,270
5.29%, 05/01/2019	21,085	21,306
5.31%, 11/01/2030 - 03/01/2033	28,399,774	28,206,055
5.32%, 05/01/2020 - 06/01/2021	643,291	642,905
5.33%, 07/01/2031	947,556	973,339
5.34%, 09/01/2030	893,678	927,709
5.375%, 08/01/2019	42,369	42,346
5.39%, 06/01/2017 - 05/01/2031	8,910,262	9,357,568
5.40%, 02/01/2027	3,973,683	4,055,938
5.45%, 10/01/2018	98,119	99,064
5.49%, 01/01/2019	3,597	3,571
5.50%, 07/01/2031	523,539	521,404
5.53%, 06/01/2025 - 04/01/2032	658,672	664,480
5.54%, 07/01/2028	683,778	698,798
5.57%, 11/01/2024 - 01/01/2030	11,082,914	11,385,768
5.58%, 06/01/2032	328,488	334,575
5.59%, 02/01/2031 - 06/01/2033	5,776,892	5,830,448
5.60%, 01/01/2027 - 08/01/2032	3,453,388	3,577,151
5.625%, 07/01/2031	3,797	3,949

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FHLMC:
5.65%, 06/01/2022 - 02/01/2026	$1,582,754	$1,620,039
5.70%, 08/01/2030	1,458,145	1,487,001
5.75%, 04/01/2017 - 07/01/2018	997,717	1,023,642
5.77%, 03/01/2018	193,883	195,747
5.78%, 05/01/2032	1,377,193	1,392,700
5.79%, 09/01/2032	5,106,369	5,299,236
5.80%, 08/01/2029	672,661	694,509
5.81%, 11/01/2029 - 12/01/2032	29,624,436	30,100,691
5.83%, 07/01/2023	17,264	17,466
5.84%, 07/01/2026	828,049	853,221
5.85%, 01/01/2027 - 02/01/2027	358,512	360,838
5.87%, 08/01/2025 - 08/01/2031	1,046,337	1,064,424
5.875%, 11/01/2022	21,826	22,523
5.90%, 07/01/2025 - 05/01/2031	688,450	697,175
5.91%, 10/01/2029	408,997	410,339
5.92%, 09/01/2030	364,413	370,802
5.95%, 05/01/2033	8,296,265	8,555,026
5.96%, 10/01/2037	2,131,793	2,141,007
5.97%, 10/01/2032	571,320	591,624
6.00%, 06/01/2030	456,464	469,875
6.01%, 08/01/2027 - 01/01/2028	6,133,986	6,328,195
6.02%, 12/01/2032	93,992	97,242
6.06%, 07/01/2031	4,080,458	4,199,485
6.07%, 04/01/2023 - 08/01/2033	4,878,250	4,994,051
6.08%, 10/01/2031 - 11/01/2032	8,067,618	8,268,878
6.10%, 07/01/2030 - 11/01/2031	378,438	386,981
6.11%, 05/01/2022	21,429	21,762
6.12%, 02/01/2018 - 08/01/2029	1,592,064	1,625,087
6.16%, 05/01/2027	219,444	220,657
6.17%, 01/01/2030	2,663,297	2,740,107
6.18%, 09/01/2030 - 05/01/2031	334,541	342,467
6.19%, 02/01/2021 - 07/01/2031	3,565,436	3,669,533
6.20%, 10/01/2030	122,877	126,096
6.23%, 07/01/2028 - 09/01/2031	6,515,288	6,791,382
6.24%, 04/01/2030	603,526	621,263
6.25%, 10/01/2030	15,693,201	16,347,451
6.26%, 09/01/2031 - 10/01/2033	19,320,084	20,052,624
6.27%, 05/01/2025 - 06/01/2030	65,304,620	68,179,399
6.29%, 10/01/2025	927,403	959,621
6.30%, 05/01/2031	1,762,874	1,818,309
6.31%, 07/01/2024 - 09/01/2032	20,899,627	21,732,178
6.32%, 01/01/2030	143,836	146,491
6.33%, 11/01/2031	355,932	368,941
6.38%, 07/01/2019 - 12/01/2031	7,068,692	7,372,021
6.40%, 06/01/2024 - 12/01/2027	4,945,937	5,132,110

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FHLMC:
6.41%, 07/01/2024 - 05/01/2027	$1,026,168	$1,039,875
6.43%, 02/01/2023	1,736,900	1,792,689
6.44%, 01/01/2031	3,149,079	3,263,612
6.45%, 08/01/2030	25,546,283	26,877,244
6.50%, 10/01/2023	109,674	111,506
6.53%, 01/01/2031	3,421,177	3,509,204
6.56%, 06/01/2030	848,455	873,035
6.59%, 01/01/2024 - 03/01/2030	1,348,259	1,387,758
6.60%, 06/01/2024 - 10/01/2025	142,916	146,642
6.62%, 04/01/2032	517,436	524,418
6.63%, 05/01/2026	372,831	381,000
6.66%, 02/01/2030	711,625	729,209
6.71%, 08/01/2029	561,610	574,779
6.76%, 06/01/2026	5,585,340	5,758,820
6.78%, 04/01/2024	2,586	2,623
6.80%, 03/01/2032	105,657	106,009
6.82%, 06/01/2030	581,562	604,964
6.86%, 06/01/2031	376,281	376,859
6.875%, 02/01/2024	63,320	64,067
6.89%, 09/01/2031	315,603	321,460
6.91%, 02/01/2030	325,051	331,513
6.94%, 05/01/2023	142,685	143,957
6.97%, 11/01/2018	75,703	77,971
7.03%, 04/01/2031	103,667	103,387
7.18%, 12/01/2031	109,289	113,885
7.19%, 04/01/2029	803,483	815,383
FNMA:
2.87%, 08/01/2033	121,059	118,749
3.73%, 01/01/2017	5,411	5,324
3.78%, 06/01/2018	158,416	157,673
3.875%, 07/01/2017	36,641	36,455
3.88%, 11/01/2017 - 02/24/2035	7,423,638	7,627,246
4.03%, 07/01/2033	2,574,204	2,505,421
4.125%, 01/01/2017	7,296	7,358
4.14%, 10/01/2035	2,096,982	2,150,749
4.25%, 07/01/2017 - 01/01/2018	4,808,088	4,877,993
4.28%, 02/01/2018	45,867	46,582
4.31%, 09/01/2033	846,742	866,454
4.375%, 09/01/2016 - 08/01/2017	82,832	83,384
4.38%, 11/01/2027	23,713	24,147
4.39%, 05/01/2019	10,477	10,417
4.42%, 09/01/2019	187,101	186,064
4.46%, 09/01/2034	34,385,144	34,757,191
4.47%, 04/01/2018 - 08/01/2033	392,240	402,756
4.50%, 10/01/2016 - 11/01/2028	1,697,310	1,701,537

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FNMA:
4.51%, 05/01/2034	$5,876,433	$5,826,660
4.52%, 02/01/2029	951,458	958,465
4.53%, 05/01/2028 - 04/01/2035	21,126,648	21,094,169
4.55%, 10/01/2017	44,477	44,378
4.58%, 09/01/2018	47,716	48,585
4.59%, 05/01/2018	2,158,979	2,176,920
4.60%, 01/01/2018 - 10/01/2032	15,409,524	15,615,760
4.62%, 06/01/2033	3,580,626	3,573,394
4.625%, 06/01/2017 - 11/01/2017	71,884	72,413
4.63%, 07/01/2028 - 04/01/2033	6,237,818	6,289,317
4.64%, 06/01/2019	3,607	3,599
4.68%, 05/01/2028 - 02/01/2035	8,991,077	9,128,395
4.69%, 01/01/2033	3,241,170	3,275,202
4.75%, 07/01/2015 - 01/01/2035	3,829,775	3,822,151
4.77%, 01/01/2034	1,641,935	1,627,108
4.79%, 05/01/2017 - 02/01/2035	31,591,397	31,488,773
4.80%, 04/01/2033 - 08/01/2034	32,995,522	32,853,280
4.81%, 10/01/2017 - 07/01/2033	17,213,248	17,393,045
4.83%, 04/01/2021 - 02/01/2033	2,516,384	2,541,076
4.84%, 11/01/2032 - 09/01/2033	8,209,474	8,321,364
4.85%, 10/01/2016 - 03/01/2033	17,942,743	18,025,075
4.86%, 08/01/2034	55,332,666	55,245,793
4.87%, 07/01/2016 - 09/01/2027	8,235,152	8,279,287
4.875%, 05/01/2017 - 03/01/2030	352,107	354,851
4.88%, 08/01/2026	15,318	15,397
4.89%, 08/01/2024 - 01/01/2035	4,454,617	4,460,220
4.90%, 01/01/2033	7,244,990	7,245,500
4.91%, 03/01/2015	155,763	155,999
4.94%, 04/01/2020	72,006	72,720
4.95%, 03/01/2014	2,914	2,884
4.96%, 06/01/2033	1,299,386	1,274,903
4.97%, 08/01/2034	19,588,626	19,660,320
4.98%, 10/01/2017	151,660	151,567
4.99%, 06/01/2024 - 03/01/2034	80,635,502	82,536,481
5.00%, 06/01/2017	70,468	70,398
5.01%, 02/01/2017 - 04/01/2042	45,964,955	46,219,656
5.02%, 05/01/2033 - 07/01/2035	33,099,014	33,033,401
5.03%, 01/01/2022 - 02/01/2035	13,897,451	14,132,423
5.04%, 01/01/2021	17,240	17,161
5.05%, 01/01/2023	101,895	102,254
5.06%, 04/01/2018 - 01/01/2019	2,293,735	2,297,932
5.07%, 07/01/2023 - 08/01/2031	384,708	390,804
5.08%, 11/01/2032 - 12/01/2032	8,769,949	8,779,496
5.10%, 03/01/2017 - 10/01/2034	3,102,857	3,143,520
5.11%, 09/01/2032 - 11/01/2033	13,094,511	13,225,390

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FNMA:
5.12%, 04/01/2033 µ	$8,981,653	$9,112,912
5.125%, 11/01/2033	3,141,816	3,174,083
5.13%, 01/01/2021 - 02/01/2035	10,303,936	10,404,785
5.14%, 04/01/2018	2,434,217	2,452,181
5.16%, 03/01/2034 µ	56,295,890	56,862,227
5.17%, 03/01/2035	59,788,181	61,735,482
5.19%, 09/01/2032	3,584,987	3,633,755
5.20%, 04/01/2033	2,286,559	2,264,653
5.21%, 10/01/2035	12,693,355	12,739,686
5.22%, 11/01/2023 - 07/01/2032	1,204,911	1,223,192
5.23%, 08/01/2034	7,283,552	7,685,677
5.24%, 04/01/2032	897,625	893,307
5.25%, 11/01/2027	306,783	314,876
5.26%, 09/01/2021 - 04/01/2034	6,680,356	6,817,135
5.27%, 12/01/2016 - 07/01/2017	239,357	240,969
5.28%, 01/01/2023 - 03/01/2033	3,657,113	3,708,413
5.29%, 11/01/2014 - 08/01/2032	1,244,267	1,277,750
5.31%, 03/01/2032 - 04/01/2034	34,521,165	35,229,778
5.32%, 10/01/2015	43,081	42,646
5.33%, 06/01/2019 - 10/01/2029	1,568,873	1,598,023
5.34%, 03/01/2018 - 07/01/2044	91,034,503	92,813,912
5.36%, 09/01/2028 - 01/01/2031	3,373,477	3,437,850
5.37%, 09/01/2032 - 01/01/2036	3,800,039	3,872,359
5.375%, 01/01/2019	487,377	493,160
5.40%, 11/01/2024 - 04/01/2030	1,514,818	1,566,450
5.42%, 02/01/2037	2,329,579	2,367,266
5.44%, 03/01/2030 - 09/01/2032	414,662	420,556
5.45%, 09/01/2026	36,439	37,343
5.46%, 01/01/2019 - 08/01/2032	1,186,824	1,187,811
5.47%, 10/01/2017 - 09/01/2033	4,255,277	4,343,037
5.48%, 09/01/2032 - 02/01/2033	39,579,518	40,909,852
5.51%, 02/01/2020 - 08/01/2035	43,455,356	44,796,075
5.52%, 08/01/2026	316,062	317,865
5.53%, 03/01/2018 - 08/01/2032	1,301,822	1,325,546
5.54%, 06/01/2030 - 01/01/2041	83,309,512	84,702,175
5.55%, 09/01/2017	27,282	27,696
5.57%, 06/01/2019	87,219	88,170
5.59%, 01/01/2036	961,080	983,060
5.60%, 07/01/2021 - 08/01/2027	2,644,764	2,751,977
5.61%, 02/01/2029	188,621	188,276
5.62%, 01/01/2034	9,530,110	9,591,892
5.625%, 01/01/2022 - 11/01/2033	5,744,502	5,783,133
5.63%, 06/01/2024 - 01/01/2033	2,091,189	2,129,345
5.64%, 10/01/2025	474,656	485,112
5.65%, 06/01/2018 - 09/01/2032	148,198	151,343

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FNMA:
5.66%, 06/01/2032 - 07/01/2032	$3,663,849	$3,740,461
5.67%, 10/01/2034	865,672	873,913
5.68%, 09/01/2031	774,677	772,849
5.70%, 08/01/2026	5,193,202	5,344,480
5.71%, 11/01/2022 - 03/01/2033	2,595,836	2,624,061
5.72%, 11/01/2017 - 07/01/2021	1,649,988	1,682,173
5.73%, 06/01/2022 - 06/01/2034	1,948,720	1,957,071
5.75%, 11/01/2017 - 06/01/2022	1,009,292	1,039,809
5.78%, 04/01/2019 - 08/01/2031	222,857	229,241
5.79%, 09/01/2034 µ	81,445,362	84,259,299
5.81%, 01/01/2021	2,432,341	2,426,001
5.82%, 06/01/2023 - 11/01/2039	459,003	474,741
5.83%, 07/01/2019 - 05/01/2034	6,644,059	6,722,206
5.84%, 03/01/2033 - 12/01/2036	965,855	987,777
5.85%, 03/01/2014 - 09/01/2033	1,045,227	1,074,845
5.88%, 10/01/2025 - 06/01/2040	4,045,746	4,152,667
5.89%, 01/01/2028	125,475	129,024
5.90%, 03/01/2032	256,251	263,644
5.91%, 04/01/2030 - 06/01/2033	3,119,286	3,157,372
5.92%, 06/01/2018 - 12/01/2032	59,329,343	61,683,721
5.94%, 05/01/2017	8,520	8,499
5.95%, 10/01/2029	268,532	272,389
5.96%, 05/01/2033	117,538	118,609
5.97%, 07/01/2019	471,835	483,928
5.99%, 09/01/2019 - 09/01/2033	1,953,958	2,008,951
6.00%, 03/01/2014 - 09/01/2032	8,607,151	8,851,379
6.01%, 07/01/2039	9,571,148	9,962,416
6.02%, 12/01/2030	448,529	468,915
6.03%, 11/01/2031 - 01/01/2036	97,817,212	100,933,951
6.05%, 10/01/2032	5,448,343	5,625,305
6.07%, 09/01/2017 - 07/01/2018	19,970	20,208
6.08%, 01/01/2033 - 12/01/2033	10,204,363	10,675,189
6.09%, 04/01/2024 - 07/01/2024	216,469	219,770
6.12%, 01/01/2019 - 01/01/2032	246,306	247,883
6.125%, 01/01/2027 - 04/01/2030	4,654,270	4,790,078
6.13%, 05/01/2019 - 04/01/2024	223,236	226,697
6.14%, 06/01/2032 - 12/01/2035	90,562,479	93,430,432
6.15%, 03/01/2031 - 10/01/2035	78,559,449	81,060,186
6.17%, 04/01/2040	1,624,210	1,630,772
6.18%, 01/01/2032	2,515,266	2,598,647
6.19%, 09/01/2024 - 04/01/2040	11,498,268	11,751,183
6.20%, 05/01/2022	589,622	593,488
6.21%, 07/01/2028	1,123	1,127
6.23%, 05/01/2025	595,199	604,371
6.24%, 04/01/2034	28,365,601	29,325,777

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FNMA:
6.25%, 07/01/2020 - 04/01/2034	$ 25,521,396	$26,483,802
6.26%, 04/01/2030	4,547,933	4,692,148
6.27%, 11/01/2024 - 09/01/2028	1,161,099	1,182,135
6.28%, 05/01/2018 - 02/01/2035	31,471,226	32,781,767
6.30%, 12/01/2024 - 02/01/2032	12,187,569	12,694,639
6.31%, 10/01/2031 - 12/01/2031	2,842,919	2,894,227
6.32%, 05/01/2022 - 09/26/2035	4,651,791	4,788,491
6.33%, 06/01/2022 - 02/01/2033	1,679,251	1,702,958
6.34%, 06/01/2019 - 09/26/2035	11,111,418	11,524,658
6.35%, 10/01/2028	1,084,317	1,106,482
6.36%, 07/01/2025 - 08/01/2032	14,002,446	14,718,211
6.37%, 07/01/2032 - 04/01/2034	37,124,969	38,377,945
6.38%, 11/01/2031	257,562	265,898
6.39%, 09/01/2026 - 01/01/2027	590,634	607,296
6.40%, 10/01/2024 - 01/01/2032	3,994,134	4,105,156
6.41%, 03/01/2028 - 02/01/2035	11,476,229	11,772,650
6.42%, 12/01/2021 - 02/01/2035	26,859,592	27,632,715
6.43%, 07/01/2027 - 04/01/2034	27,620,226	28,532,585
6.44%, 12/01/2039	1,123,004	1,132,336
6.45%, 08/01/2031	414,155	422,457
6.47%, 10/01/2025 - 11/01/2032	3,371,972	3,499,070
6.48%, 02/01/2035	8,858,420	9,319,235
6.49%, 06/01/2032	770,879	790,428
6.50%, 01/01/2020 - 07/01/2032	13,070,145	13,095,600
6.51%, 07/01/2025	180,444	183,317
6.52%, 12/01/2031	1,301,257	1,312,213
6.53%, 09/01/2031 - 08/01/2032	2,442,980	2,497,558
6.54%, 08/01/2033	1,731,679	1,795,942
6.56%, 02/01/2019	9,468	9,781
6.57%, 05/01/2025 - 09/01/2030	965,754	971,594
6.58%, 07/01/2018 - 01/01/2032	5,104,932	5,187,356
6.59%, 08/01/2040	6,667,753	6,863,985
6.62%, 08/01/2033	4,981	4,986
6.63%, 08/01/2025	292,954	300,989
6.64%, 06/01/2027 - 03/01/2032	3,257,417	3,286,704
6.65%, 12/01/2023 - 12/01/2030	4,738,447	4,909,506
6.66%, 06/01/2027	16,429	16,903
6.67%, 10/01/2024	1,836,313	1,917,276
6.68%, 01/01/2022 - 05/01/2032	814,070	816,265
6.69%, 05/01/2033	2,133,446	2,183,815
6.71%, 04/01/2033	461,027	465,746
6.72%, 03/01/2023 - 02/01/2028	75,763	76,594
6.74%, 10/01/2024 - 12/01/2028	668,746	673,952
6.75%, 12/01/2020 - 03/01/2033	1,702,178	1,788,445
6.76%, 04/01/2028 - 03/01/2032	2,004,253	2,063,477

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FNMA:
6.77%, 12/01/2024 - 09/01/2033	$1,398,702	$1,425,746
6.78%, 12/01/2022 - 06/01/2024	144,501	146,674
6.79%, 06/01/2032	976,537	991,274
6.80%, 07/01/2025	17,114	17,691
6.81%, 05/01/2032	2,431,564	2,431,085
6.86%, 05/01/2027	349,477	365,609
6.91%, 07/01/2033	1,076,336	1,142,391
6.92%, 04/01/2028	64,097	65,732
6.93%, 07/01/2030	250,458	260,674
6.96%, 06/01/2027 - 06/01/2031	2,213,081	2,236,972
6.97%, 08/01/2030	457,828	467,668
6.99%, 06/01/2027	25,932	26,724
7.01%, 03/01/2030	655,477	665,606
7.03%, 12/01/2024	272,584	274,797
7.04%, 07/01/2028	1,431,437	1,462,406
7.10%, 03/01/2015	50,846	50,685
7.13%, 04/01/2034	20,148,432	20,759,778
7.14%, 01/01/2033	994,763	1,033,598
7.15%, 01/01/2031	228,666	234,801
7.17%, 06/01/2033	130,337	131,765
7.18%, 04/01/2024 - 06/01/2032	2,300,284	2,405,324
7.19%, 10/01/2031 - 09/01/2033	1,645,081	1,690,330
7.21%, 11/01/2032	109,880	111,763
7.22%, 04/01/2026	57,489	58,798
7.26%, 12/01/2050	2,168,203	2,215,109
7.37%, 01/01/2025	185,509	190,176
7.40%, 01/01/2028	39,286	39,402
7.42%, 04/01/2033	204,642	210,165
7.43%, 01/01/2033	956,911	974,790
7.50%, 10/01/2021	35,732	36,360
7.53%, 04/01/2033	6,534,676	6,609,703
7.59%, 12/01/2032	2,558,527	2,602,519
7.62%, 05/01/2033	529,512	535,358
7.69%, 01/01/2033	6,133,541	6,209,573
7.70%, 03/01/2024	23,137	23,076
7.75%, 02/01/2024 - 01/01/2026	16,048	15,941
7.79%, 02/01/2033	118,208	119,707
7.87%, 11/01/2031	920,379	949,072
7.94%, 06/01/2024	627	625
7.96%, 03/01/2032 - 02/01/2033	1,138,175	1,180,183
7.98%, 08/01/2033	55,446	57,452
8.12%, 06/01/2032	416,636	407,846
8.17%, 06/01/2033	324,375	332,920
8.21%, 11/01/2031	313,933	322,816
8.25%, 11/01/2031	130,399	132,818

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FNMA:
8.26%, 10/01/2032	$50,892	$51,963
8.30%, 11/01/2031	268,750	277,016
8.32%, 05/01/2032	102,649	107,252
8.36%, 04/01/2033	198,716	203,473
8.375%, 12/01/2024	4,795	4,857
8.51%, 04/01/2032	544,130	564,009
8.56%, 12/01/2031	202,994	205,763
8.57%, 11/01/2031 - 06/01/2032	268,365	275,063
8.68%, 04/01/2032	330,936	337,016
8.71%, 05/01/2033	61,806	62,056
9.10%, 10/01/2024	10,117	9,966
GNMA:
4.25%, 08/20/2017	43,817	44,051
4.375%, 04/20/2016 - 05/20/2027	14,152,277	14,324,073
4.50%, 04/20/2018 - 04/20/2033	5,778,788	5,885,472
4.75%, 07/20/2016 - 09/20/2027	11,193,909	11,376,120
4.875%, 04/20/2016 - 06/20/2019	116,417	118,542
5.00%, 01/20/2030 - 12/20/2032	1,158,606	1,173,351
5.125%, 09/20/2017 - 12/20/2032	61,015,138	61,960,038
5.25%, 07/20/2022	26,759	27,241
5.375%, 08/20/2015 - 01/20/2028	17,811,240	18,108,946
5.50%, 12/20/2017 - 03/20/2033	1,474,034	1,501,416
5.625%, 01/20/2016 - 03/20/2033	1,661,360	1,696,079
5.75%, 10/20/2015	53,233	54,043
5.875%, 01/20/2022 - 12/20/2026	99,007	101,797

		2,668,937,962

Total Agency Mortgage-Backed Pass Through Securities
(cost $2,802,398,694)		2,785,533,611

AGENCY REPERFORMING MORTGAGE-BACKED PASS THROUGH
SECURITIES 12.6%
FHLMC:
Ser. T-41, Class 3A, 7.50%, 07/25/2032	15,589,058	16,451,445
Ser. T-48, Class 2A, 5.39%, 11/25/2032	9,656,580	10,029,976
Ser. T-54, Class 3A, 7.00%, 02/25/2043	53,200,809	54,670,748
Ser. T-54, Class 4A, 5.30%, 02/25/2043	7,260,237	7,329,573
FNMA:
Ser. 2001-T10, Class A2, 7.50%, 10/01/2031	17,959,585	18,596,970
Ser. 2001-T12, Class A2, 7.50%, 08/25/2041	1,310,927	1,384,418
Ser. 2001-T12, Class A4, 5.45%, 08/25/2041	21,774,529	22,162,075
Ser. 2001-W3, Class A, 7.00%, 09/25/2041	2,304,183	2,372,041
Ser. 2002-66, Class A3, 5.31%, 04/25/2042	35,816,861	37,906,714
Ser. 2002-T4, Class A-3, 7.50%, 12/25/2041	23,105,865	24,397,945
Ser. 2002-T12, Class A5, 5.44%, 10/25/2041	5,306,498	5,483,948
Ser. 2002-W4, Class A6, 5.47%, 02/25/2027	9,955,211	10,137,989
Ser. 2003-7, Class A2, 5.07%, 05/25/2042	4,435,445	4,503,928
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

AGENCY REPERFORMING MORTGAGE-BACKED PASS THROUGH
SECURITIES continued
FNMA:
Ser. 2003-63, Class A8, 5.12%, 01/25/2043	$6,601,205	$6,827,844
Ser. 2003-W1, Class 2A, 7.50%, 12/25/2042	19,219,097	19,853,712
Ser. 2003-W3, Class 1A2, 7.00%, 08/25/2042	13,407,787	14,039,159
Ser. 2003-W4, Class 5A, 5.52%, 10/25/2042	5,882,276	5,946,157
Ser. 2003-W6, Class 3A, 6.50%, 09/25/2032	18,679,247	18,926,374
Ser. 2003-W8, Class 4A, 5.25%, 11/25/2042	2,337,171	2,361,665
Ser. 2003-W10, Class 2A, 5.32%, 06/25/2043	11,126,960	11,338,706
Ser. 2003-W18, Class 2A, 5.29%, 06/25/2033	54,158,853	56,611,063
Ser. 2003-W2, Class 2A8, 5.67%, 07/25/2042	46,961,723	48,716,683
Ser. 2004-T3, Class 2A, 5.23%, 08/25/2043	8,410,366	8,530,848
Ser. 2004-W12, Class 2A, 5.25%, 06/25/2044	28,574,616	29,919,909

Total Agency Reperforming Mortgage-Backed Pass Through Securities
(cost $444,826,098)		438,499,890

ASSET-BACKED SECURITIES 0.9%
SLMA, Ser. 1998-1, Class A2, FRN, 5.80%, 10/25/2011 (cost $30,036,661)	29,868,714	30,109,898

U.S. GOVERNMENT & AGENCY OBLIGATIONS 0.5%
FAMC, Ser. 2000-A, Class A, 6.61%, 12/15/2039 (cost $17,693,008)	16,632,675	17,139,452

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Notes, 4.25%, 01/15/2010 (cost $3,068,924)	2,993,300	3,179,004

YANKEE OBLIGATIONS - GOVERNMENT 0.2%
Instituto Nacional de Habitação U.S. Aid Agcy., 5.74%, 12/01/2016
(cost $6,875,000)	6,875,000	6,902,156

Total Investments (cost $3,708,254,137) 106.0%		3,687,088,752
Other Assets and Liabilities (6.0%)		(208,667,911)

Net Assets 100.0%		$ 3,478,420,841

(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
+	Inverse floating rate security
µ	All or a portion of this security has been segregated as collateral for reverse repurchase agreements.

Summary of Abbreviations
FAMC	Federal Agricultural Mortgage Corp.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
SLMA	Student Loan Marketing Association
STRIPS	Separately Traded Registered Interest and Principal Securities

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

June 30, 2006

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of June 30, 2006 (unaudited):
AAA	100.0%

The following table shows the percent of total investments by maturity as of June 30, 2006 (unaudited):
1 to 3 year(s)	34.5%
3 to 5 years	44.0%
5 to 10 years	21.5%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006

Assets
Investments in securities, at value (cost $3,708,254,137)	$3,687,088,752
Principal paydown receivable	15,751,052
Receivable for Fund shares sold	3,614,640
Interest receivable	20,727,278
Prepaid expenses and other assets	85,603

Total assets	3,727,267,325

Liabilities
Dividends payable	4,191,502
Payable for Fund shares redeemed	19,713,020
Payable for reverse repurchase agreements	213,278,438
Demand note payable	10,953,834
Advisory fee payable	49,053
Distribution Plan expenses payable	102,903
Due to other related parties	42,227
Accrued expenses and other liabilities	515,507

Total liabilities	248,846,484

Net assets	$3,478,420,841

Net assets represented by
Paid-in capital	$3,791,255,130
Overdistributed net investment income	(4,354,236)
Accumulated net realized losses on investments	(287,314,668)
Net unrealized losses on investments	(21,165,385)

Total net assets	$3,478,420,841

Net assets consists of
Class A	$486,222,807
Class B	401,062,929
Class C	736,771,774
Class I	1,548,974,091
Class IS	305,389,240

Total net assets	$3,478,420,841

Shares outstanding (unlimited number of shares authorized)
Class A	52,670,106
Class B	43,448,010
Class C	79,816,264
Class I	167,799,978
Class IS	33,083,862

Net asset value per share
Class A	$9.23
Class A — Offering price (based on sales charge of 3.25%)	$9.54
Class B	$9.23
Class C	$9.23
Class I	$9.23
Class IS	$9.23

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended June 30, 2006

Investment income
Interest	$178,012,061
Income from affiliate	898,666

Total investment income	178,910,727

Expenses
Advisory fee	9,244,798
Distribution Plan expenses
Class A	1,957,764
Class B	4,827,053
Class C	9,771,371
Class IS	1,007,949
Administrative services fee	4,376,375
Transfer agent fees	3,627,314
Trustees’ fees and expenses	85,347
Printing and postage expenses	241,327
Custodian and accounting fees	1,282,326
Registration and filing fees	352,829
Professional fees	308,609
Interest expense	7,907,456
Other	180,518

Total expenses	45,171,036
Less: Expense reductions	(71,639)
Fee waivers and expense reimbursements	(278,098)

Net expenses	44,821,299

Net investment income	134,089,428

Net realized and unrealized gains or losses on investments
Net realized losses on investments	(2,849,280)
Net change in unrealized gains or losses on investments	(24,813,117)

Net realized and unrealized gains or losses on investments	(27,662,397)

Net increase in net assets resulting from operations	$106,427,031

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30,

	2006		2005

Operations
Net investment income		$134,089,428		$129,701,822
Net realized gains or losses on
investments		(2,849,280)		7,190,225
Net change in unrealized gains or
losses on investments		(24,813,117)		(13,090,579)

Net increase in net assets resulting
from operations		106,427,031		123,801,468

Distributions to shareholders from
Net investment income
Class A		(21,924,949)		(35,461,598)
Class B		(12,848,093)		(16,883,539)
Class C		(26,028,794)		(41,369,790)
Class I		(68,977,724)		(87,129,906)
Class IS		(13,719,949)		(21,682,414)
Tax basis return of capital
Class A		(2,643,965)		0
Class B		(1,955,684)		0
Class C		(3,958,879)		0
Class I		(7,643,877)		0
Class IS		(1,633,485)		0

Total distributions to shareholders		(161,335,399)		(202,527,247)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	9,337,124	86,677,013	28,667,977	269,548,643
Class B	644,337	6,090,474	2,324,085	21,866,065
Class C	3,228,459	30,158,020	12,510,043	117,787,524
Class I	63,350,828	588,504,240	110,508,784	1,040,882,801
Class IS	13,229,481	122,832,042	30,110,523	283,474,267

		834,261,789		1,733,559,300

Net asset value of shares issued in
reinvestment of distributions
Class A	2,039,374	18,898,321	2,878,792	27,057,997
Class B	1,012,982	9,385,179	1,142,440	10,734,600
Class C	1,662,025	15,400,216	2,200,208	20,678,613
Class I	5,196,346	48,136,356	5,380,669	50,565,242
Class IS	907,405	8,408,363	1,175,474	11,050,892

		100,228,435		120,087,344

Automatic conversion of Class B
shares to Class A shares
Class A	518,651	4,804,186	672,267	6,322,294
Class B	(518,651)	(4,804,186)	(672,267)	(6,322,294)

		0		0

Payment for shares redeemed
Class A	(47,746,725)	(442,418,593)	(81,365,403)	(764,914,390)
Class B	(18,087,933)	(167,587,758)	(21,006,707)	(197,466,378)
Class C	(58,688,835)	(543,906,253)	(89,048,523)	(837,263,960)
Class I	(109,664,438)	(1,015,782,865)	(194,928,590)	(1,832,422,983)
Class IS	(36,414,744)	(337,592,514)	(56,584,420)	(532,121,061)

		(2,507,287,983)		(4,164,188,772)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended June 30,

	2006	2005

Capital share transactions
continued
Net decrease in net assets resulting
from capital share transactions	$(1,572,797,759)	$(2,310,542,128)

Total decrease in net assets	(1,627,706,125)	(2,389,267,907)
Net assets
Beginning of period	5,106,126,968	7,495,394,875

End of period	$3,478,420,841	$5,106,126,968

Overdistributed net investment
income	$(4,354,236)	$(6,183,379)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Adjustable Rate Fund (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Institutional (“Class I”) and Institutional Service (“Class IS”) shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be credit-worthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a

NOTES TO FINANCIAL STATEMENTS continued

segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the coun-terparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mort-

NOTES TO FINANCIAL STATEMENTS continued

gage paydown gains and losses and return of capital distributions. During the year ended June 30, 2006, the following amounts were reclassified:

Paid-in capital	$(18,107,767)
Overdistributed net investment income	29,075,114
Accumulated net realized losses on investments	(10,967,347)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.21% and declining to 0.17% as average daily net assets increase. Prior to January 1, 2006, EIMC was paid an annual fee of 0.21% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended June 30, 2006, EIMC waived its advisory fee in the amount of $223,438 and reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $54,660.

The Fund may invest in Evergreen-managed money market funds which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the

NOTES TO FINANCIAL STATEMENTS continued

Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares, 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended June 30, 2006, EIS received $13,814 from the sale of Class A shares and $2,240,858 and $78,452 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were $713,247,257 and $829,921,951, respectively, for the year ended June 30, 2006.

On June 30, 2006, the aggregate cost of securities for federal income tax purposes was $3,708,255,563. The gross unrealized appreciation and depreciation on securities based on tax cost was $15,405,647 and $36,572,458, respectively, with a net unrealized depreciation of $21,166,811.

As of June 30, 2006, the Fund had $279,866,476 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2007	2008	2009	2010	2011	2012	2013	2014

$281,543	$187,870	$426,146	$981,922	$10,210,807	$124,196,026	$95,791,789	$47,790,373

These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of June 30, 2006, the Fund incurred and will elect to defer post-October losses of $7,446,766.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended June 30, 2006, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

		Capital Loss
		Carryovers
		and
Overdistributed	Unrealized	Post-October
Ordinary Income	Depreciation	Losses

$4,354,236	$21,166,811	$287,313,242

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid was as follows:

	Year Ended June 30,

	2006	2005

Ordinary Income	$143,499,509	$ 202,527,247

Return of Capital	17,835,890	0

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT AND OTHER BORROWINGS

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended June 30, 2006, the Fund had average borrowings outstanding of $90,085 at an average rate of 5.89% and paid interest of $5,306.

During the year ended June 30, 2006, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $168,489,336 with a weighted average interest rate of 4.69% and paid interest of $7,902,150 representing 0.18% of the Fund’s average daily net assets. The maximum amount outstanding under reverse repurchase agreements during the year ended June 30, 2006 was $407,805,078 (including accrued interest). At June 30, 2006, reverse repurchase agreements outstanding were as follows:

Repurchase		Interest	Maturity
Amount	Counterparty	Rate	Date

$101,122,246	Deutsche Bank	5.35%	07/05/2006
112,156,192	Deutsche Bank	5.10%	07/05/2006

NOTES TO FINANCIAL STATEMENTS continued

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

NOTES TO FINANCIAL STATEMENTS continued

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Select Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Adjustable Rate Fund, a series of Evergreen Select Fixed Income Trust, as of June 30, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies for brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Adjustable Rate Fund as of June 30, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 25, 2006

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

The Fund paid distributions of $161,335,399 to its shareholders for the year ended June 30, 2006 of which 88.94% was ordinary income and 11.06% was a return of capital. In January 2007, shareholders of the Fund will receive a Form 1099-DIV that will inform them of the tax character of all distributions paid to them by the Fund in the calendar year 2006.

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society; Former Trustee, Mentor Funds and Cash Resource Trust; Former
Term of office since: 1991	Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive
Vice President and Treasurer, State Street Research & Management Company (investment
Other directorships: None	advice)

Shirley L. Fulton	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson &
Trustee	Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District,
DOB: 1/10/1952	Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor
DOB: 10/23/1938	Funds and Cash Resource Trust
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co.; Director, Obagi Medical Products Co.; Former Director, Lincoln Educational
DOB: 2/14/1939	Services; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1983
Other directorships: Trustee, The
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Manager of Commercial Operations, SMI Steel Co. – South Carolina (steel producer); Former
Trustee	Sales and Marketing Manager, Nucor Steel Company; Former Trustee, Mentor Funds and Cash
DOB: 7/14/1939	Resource Trust
Term of office since: 1988
Other directorships: None

Patricia B. Norris[2]	Former Partner, PricewaterhouseCoopers LLP
Trustee
DOB: 4/9/1948
Term of office since: 2006
Other directorships: None

William Walt Pettit	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director,
Trustee	National Kidney Foundation of North Carolina, Inc.; Former Trustee, Mentor Funds and Cash
DOB: 8/26/1955	Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications); Former Trustee, Mentor Funds and Cash Resource Trust
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates,
Trustee	Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Trustee, Mentor
DOB: 6/2/1947	Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash
DOB: 2/20/1943	Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee,
Trustee	Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance
DOB: 8/11/1939	Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor
Term of office since: 1993	Funds and Cash Resource Trust
Other directorships: None

Richard K. Wagoner, CFA[3]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former
DOB: 12/12/1937	Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[4]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[5]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[5]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[5]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1	Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office. Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

4	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

5	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

566905 rv3 8/2006

Evergreen Institutional Enhanced Income Fund

Evergreen

INSTITUTIONAL ENHANCED INCOME FUND

Annual Report
as of June 30, 2006

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
12	STATEMENT OF ASSETS AND LIABILITIES
13	STATEMENT OF OPERATIONS
14	STATEMENT OF CHANGES IN NET ASSETS
15	NOTES TO FINANCIAL STATEMENTS
20	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2006, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

August 2006

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Institutional Enhanced Income Fund, covering the twelve-month period ended June 30, 2006.

A great deal of confusing and sometimes contradictory evidence emerged about the economy during the past year. The economic expansion showed remarkable durability, most notably in the first quarter of 2006 when Gross Domestic Product grew at an annualized rate of 5.6% . However, that torrid growth trajectory did not appear to be sustainable. Based on reported trends in housing, employment and retail sales, personal consumption for the second quarter was anticipated to grow at one-half the rate of the first quarter. Estimates of increases in corporate capital expenditures also were being reduced. While many observers debated whether or not short-term volatility might be an early indicator of a weakened economy, Evergreen’s Investment Strategy Committee focused on a variety of signals pointing to the stamina of the economic expansion. Although the rates of increases in corporate profits, capital expenditures and personal consumption were starting to decline, all these economic indicators were still rising, at what we believed to be a more sustainable pace.

The backdrop for investing in the domestic fixed income market changed dramatically during the past twelve months as investors adjusted their expectations to shifting economic conditions. Highly influenced by the actions of the U.S. Federal Reserve Board (“Fed”) in raising short-term rates, the domestic fixed income market

1

LETTER TO SHAREHOLDERS continued

generated modest returns, albeit with some volatility. While the economic expansion persisted, the Fed remained vigilant against the possibility of renewed inflation resulting from rapidly rising prices for energy and basic materials as well as from increased government spending. Over the course of the twelve months, the Fed raised the target fed funds rate, hiking it at each of its eight policy meetings, up to 5.25% by June 30, 2006. Long-term interest rates, which had shown more stability than short-term rates early in the period, backed up, resulting in price erosion of many securities. This was especially evident among long-term bonds. In this environment, shorter-duration strategies tended to produce superior relative performance. Lower-quality, higher-yielding securities tended to outperform high-grade fixed income investments, although high-yield bonds slumped in the final two months of the period.

Despite the monetary and economic challenges, Evergreen’s fixed income teams maintained their focus on the fundamentals while adhering to their long-term investment objectives. For example, the managers of Evergreen Adjustable Rate Fund focused on AAA-rated, adjustable-rate mortgages and maintained a relatively short duration to take advantage of higher yields in shorter-term securities. The management team for Evergreen Ultra Short Opportunities Fund emphasized both mortgage-backed securities and structured products, while shortening the fund’s duration to protect net asset value as interest rates rose. The portfolio managers of Evergreen Limited Duration Fund also maintained a short duration, while pursuing a bar-belled maturity strategy. The team supervising the Evergreen Short Intermediate Bond Fund kept a relatively short duration during the first half of the year, but moved to a more neutral positioning as the period progressed in

2

LETTER TO SHAREHOLDERS continued

anticipation of the end of the Fed’s interest-rate hikes. Managers of Evergreen Institutional Enhanced Income Fund pursued a longer-term strategy designed to generate a higher yield than a money market fund with only minimal price variability.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for a statement from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

3

FUND AT A GLANCE

as of June 30, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Managers:

• J. Kellie Allen
• Sheila Nye
• Bryan K. White, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 7/1/2005

Class I
Class inception date	7/1/2005

Nasdaq symbol	EIEIX
Cumulative return

Since portfolio inception	4.14%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please go to EvergreenInvestments.com/fundperformance. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance results are extremely short term, and may not provide an adequate basis for evaluating a fund’s performance over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund’s recent inception, existing market and economic conditions and the increased potential of a small number of bonds affecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

LONG-TERM GROWTH

Comparison of a $1,000,000 investment in the Evergreen Institutional Enhanced Income Fund Class I shares versus a similar investment in the Merrill Lynch 3 Month US Dollar LIBOR† (ML 3-Month USD LIBOR) and the Consumer Price Index (CPI).

The ML 3-Month USD LIBOR is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

† Copyright 2006. Merril Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class I shares returned 4.14% for the period ended June 30, 2006. During the same period, the ML 3-Month USD LIBOR† returned 4.13% .

The fund seeks to achieve as high a level of current income as is consistent with preservation of capital, and a higher degree of liquidity.

The fund invests in very high quality short-term investments, both fixed and floating, including corporate and asset-backed securities. The yields on floating rate securities tend to adjust to interest rate changes quicker.

The period was particularly challenging for the fund, as the U.S. Federal Reserve (“Fed”) continued to raise short-term interest rates to control inflationary pressures. In a more stable interest-rate environment, the fund is able to extend its average maturity up to 180 days to capture greater yield. However, as short-term rates were rising at a steady pace throughout the twelve months, we kept the fund’s duration relatively short, principally in the 97-to-98 day range to quickly capture the higher yields available in very short-term securities. In a more stable interest-rate environment, a typical average maturity for the fund’s strategy would be about 120 days. To gain additional yield, we invested as much as 20% of assets in floating-rate securities, two-thirds of which were asset-backed and mortgage backed securities. These securities have relatively stable prices and tend to perform well in a rising interest rate environment. Throughout the period, we kept credit quality high. Average credit quality at the end of the fiscal year was AA+.

The asset-backed and mortgage-backed securities in which we invested helped support performance in a period that was particularly challenging because of the repeated short-term interest rate increases by the Fed.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

The fund’s yield will fluctuate and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rise when prevailing interest rates fall, and fall when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

† Copyright 2006. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of June 30, 2006, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	1/1/2006	6/30/2006	Period*

Actual
Class I	$ 1,000.00	$ 1,022.94	$ 0.35
Hypothetical
(5% return
before expenses)
Class I	$ 1,000.00	$ 1,024.45	$ 0.35

* Expenses are equal to the Fund’s annualized expense ratio (0.07% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

Year Ended
CLASS I	June 30, 2006[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	0.42
Net realized and unrealized gains or losses on investments	(0.01)

Total from investment operations	0.41

Distributions to shareholders from net investment income	(0.43)

Net asset value, end of period	$9.98

Total return	4.14%

Ratios and supplemental data
Net assets, end of period (thousands)	$807,958
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.09%
Expenses excluding waivers/reimbursements and expense reductions	0.25%
Net investment income (loss)	4.52%
Portfolio turnover rate	113%

1 For the period from July 1, 2005 (commencement of class operations), to June 30, 2006.

See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS

June 30, 2006

	Principal
	Amount	Value

ASSET-BACKED SECURITIES 13.8%
Carlyle Loan Investment, Ltd., Ser. 2006-1A, Class 1, FRN, 5.25%, 04/13/2007
144A	$ 15,000,000	$14,992,050
Chase Funding Mtge. Loan, Ser. 2003-2, Class 2A2, FRN, 5.60%, 02/25/2033	807,057	809,664
CPS Auto Trust, Ser. 2006-A, Class 1A2, 5.22%, 01/15/2010 144A	5,999,996	5,975,624
Finance America Mtge. Pass-Through Trust, Ser. 2004-1, Class A1, FRN, 5.53%,
06/25/2034	8,901,008	8,915,278
First Horizon Home Loan, Ser. 2006-HE1, Class A, FRN, 5.48%, 10/25/2034	9,382,248	9,388,112
GE Equipment Small Ticket, LLC, Ser. 2005-1A, Class A2, 4.28%, 10/22/2007
144A	5,866,276	5,849,386
Mellon Bank Premium Fin. Trust, Ser. 2004-1, Class A, FRN, 5.49%, 06/15/2009	8,915,000	8,918,716
Popular ABS Mtge. Pass-Through Trust, Ser. 2005-B, Class AF1, FRN, 5.43%,
08/25/2035	3,540,573	3,541,883
Providian Gateway Master Trust:
Ser. 2004-AA, Class A, FRN, 5.43%, 03/15/2011 144A (h)	2,850,000	2,848,219
Ser. 2004-EA, Class A, FRN, 5.33%, 11/15/2011 144A (h)	1,800,000	1,799,437
Renaissance Home Equity Loan Trust, Ser. 2006-2, Class AF1, 6.00%, 08/25/2036	15,000,000	14,939,070
Residential Asset Mtge. Products, Inc.:
Ser. 2005-RS7, Class A, FRN, 5.44%, 07/25/2035	3,283,426	3,285,784
Ser. 2006-RP1, Class A1, FRN, 5.45%, 10/25/2045 144A	20,640,890	20,646,670
Susquehanna Auto Lease Trust, Ser. 2006-1, Class A2, 5.20%, 05/14/2008 144A	10,000,000	9,946,800

Total Asset-Backed Securities (cost $112,014,410)		111,856,693

CERTIFICATES OF DEPOSIT 8.5%
Abbey National Treasury, 4.05%, 09/19/2006	1,870,000	1,864,035
Credit Suisse New York:
5.01%, 03/07/2007	7,000,000	6,972,140
5.36%, 04/30/2007	10,000,000	9,970,300
Deutsche Bank AG:
4.73%, 12/01/2006	10,000,000	9,966,600
5.30%, 07/03/2006	3,197,705	3,197,705
5.37%, 05/25/2007	15,000,000	14,951,700
Halifax Bank of Scotland, 4.76%, 10/17/2006	10,000,000	9,977,100
Rabobank Nederland, 4.11%, 09/25/2006	2,675,000	2,666,199
Royal Bank of Scotland, 4.79%, 12/18/2006	2,560,000	2,551,193
Societe Generale New York:
4.77%, 01/17/2007	1,030,000	1,025,664
4.78%, 12/18/2006	2,560,000	2,551,066
UBS AG Stamford, 4.15%, 09/25/2006	2,675,000	2,666,440

Total Certificates of Deposit (cost $68,535,926)		68,360,142

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.8%
FLOATING-RATE 7.8%
Citigroup Mtge. Loan Trust, Inc., Ser. 2005-WF2, Class AF1, 5.46%, 08/25/2035	6,461,511	6,467,594
Credit Suisse First Boston Mtge.:
Ser. 2005-TFL2, Class A1, 5.37%, 09/15/2020 144A	4,106,568	4,110,147
Ser. 2006-TFLA, Class A1, 5.32%, 04/15/2021 144A	22,000,000	22,019,030

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES continued
FLOATING-RATE continued
Goldman Sachs Mtge. Securities Corp. II, Ser. 2005-FL7A, Class A1, 5.30%,
03/06/2017 144A	$ 165,250	$165,252
JPMorgan Chase Comml. Mtge. Securities Corp., Ser. 2006-FL1A, Class A1A,
5.29%, 02/15/2020 144A	16,861,063	16,873,987
Lehman Brothers Holdings, Inc.:
Ser. 2005-FL7A, Class A1, 5.30%, 07/15/2018 144A	6,291,736	6,296,030
Ser. 2006-CCLC2, Class A1, 5.37%, 01/15/2021 144A	7,040,736	7,046,483

Total Commercial Mortgage-Backed Securities (cost $62,926,890)		62,978,523

COMMERCIAL PAPER 23.6%
Bavaria Trust Corp.:
5.18%, 07/03/2006	20,000,000	20,000,000
5.31%, 07/07/2006	10,000,000	9,994,100
Brahms Funding Corp.:
5.07%, 07/07/2006	10,000,000	9,994,367
5.11%, 07/10/2006	10,000,000	9,990,064
Ebury Finance, LLC.:
5.35%, 07/06/2006	17,196,000	17,188,333
5.37%, 07/06/2006	15,000,000	14,993,287
Fenway Funding, LLC, 5.15%, 07/05/2006	35,000,000	34,989,986
Mortgage Interest Network:
5.29%, 07/13/2006	15,000,000	14,977,958
5.40%, 07/05/2006	10,000,000	9,997,000
Rams Funding, LLC, 5.33%, 07/26/2006	22,529,000	22,452,283
Rhineland Funding, 5.09%, 07/05/2006	15,633,000	15,628,579
Thornburg Mortgage Capital Resources, LLC, 5.12%, 07/05/2006	10,000,000	9,997,156

Total Commercial Paper (cost $190,203,113)		190,203,113

CORPORATE BONDS 21.5%
CONSUMER STAPLES 1.4%
Food & Staples Retailing 0.9%
Wal-Mart Stores, Inc., 5.45%, 08/01/2006	7,660,000	7,659,165

Food Products 0.5%
Campbell Soup Co., 6.90%, 10/15/2006	4,000,000	4,014,516

FINANCIALS 14.8%
Capital Markets 3.7%
AllianceBernstein, LP, 5.625%, 08/15/2006	22,670,000	22,671,813
Goldman Sachs Group, Inc.:
7.20%, 03/01/2007 144A	4,225,000	4,268,167
FRN, 5.22%, 01/30/2008	3,000,000	2,999,496

		29,939,476

Commercial Banks 0.2%
Wells Fargo & Co., 6.55%, 12/01/2006	1,458,000	1,462,001

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance 1.2%
Boeing Capital Corp., 5.75%, 02/15/2007	$9,590,000	$9,599,887

Diversified Financial Services 5.8%
Beta Finance, Inc., FRN, 5.41%, 01/25/2007 144A	15,000,000	15,007,935
JPMorgan Chase & Co., 7.25%, 06/01/2007	7,000,000	7,079,142
Sigma Finance, Inc.:
4.86%, 02/12/2007 144A	5,000,000	4,973,850
5.40%, 05/24/2007 144A	15,000,000	14,958,075
5.75%, 07/25/2007 144A	5,000,000	5,006,650

		47,025,652

Insurance 2.1%
Allstate Life Global Funding II, 2.625%, 10/22/2006 144A	2,200,000	2,180,660
Prudential Financial, Inc., 4.10%, 11/15/2006	15,000,000	14,926,875

		17,107,535

Thrifts & Mortgage Finance 1.8%
Washington Mutual, Inc., 5.625%, 01/15/2007	14,071,000	14,060,630

HEALTH CARE 0.7%
Pharmaceuticals 0.7%
Merck & Co., Inc., 4.52%, 02/22/2007 144A	6,000,000	5,961,360

INFORMATION TECHNOLOGY 0.6%
Computers & Peripherals 0.6%
Hewlett-Packard Co., 5.75%, 12/15/2006	4,500,000	4,503,505

TELECOMMUNCATION SERVICES 4.0%
Diversified Telecommunication Services 4.0%
Verizon Communications, Inc.:
5.375%, 12/15/2006	20,385,000	20,364,737
7.60%, 03/15/2007	11,829,000	11,976,721

		32,341,458

Total Corporate Bonds (cost $173,986,090)		173,675,185

FUNDING AGREEMENTS 6.1%
Jackson National Life Funding Agreement, 5.05%, 10/02/2006 (h) +	18,000,000	18,000,000
Metropolitan Life Funding Agreement, 5.40%, 09/15/2006 (h) +	16,000,000	16,000,000
New York Life Funding Agreement, 5.17%, 10/12/2006 (h) +	15,000,000	15,000,000

Total Funding Agreements (cost $49,000,000)		49,000,000

U.S. GOVERNMENT & AGENCY OBLIGATIONS 9.8%
FHLB, FRN, 4.31%, 10/10/2007	24,500,000	24,340,701

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS continued
FHLMC:
5.20%, 03/30/2007	$ 15,000,000	$14,960,550
5.40%, 06/18/2007	15,000,000	14,969,820
5.50%, 07/03/2007	10,000,000	9,987,390
FNMA, 5.50%, 07/10/2007	15,000,000	14,979,660

Total U.S. Government & Agency Obligations (cost $79,276,324)		79,238,121

YANKEE OBLIGATIONS - CORPORATE 8.4%
FINANCIALS 6.6%
Commercial Banks 1.2%
Glitnir Banki HF, FRN, 5.34%, 03/22/2007 144A	10,000,000	9,983,850

Consumer Finance 2.9%
Conoco Funding Co., 5.45%, 10/15/2006	23,165,000	23,147,742

Insurance 2.5%
Aegon NV, 8.00%, 08/15/2006	15,000,000	15,036,165
Jackson National Life Funding Agreement, 7.80%, 11/21/2007	5,000,000	5,091,235

		20,127,400

TELECOMMUNICATION SERVICES 1.8%
Wireless Telecommunication Services 1.8%
Vodafone Group plc, 5.56%, 06/29/2007	15,000,000	14,999,610

Total Yankee Obligations - Corporate (cost $68,367,611)		68,258,602

Total Investments (cost $804,310,364) 99.5%		803,570,379
Other Assets and Liabilities 0.5%		4,387,435

Net Assets 100.0%		$807,957,814

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
(h)	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
+	Security is deemed illiquid and is valued using market quotations when readily available.

Summary of Abbreviations
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of June 30, 2006 (unaudited):
AAA	70.7%
AA	7.1%
A	22.2%

100.0%

The following table shows the percent of total investments by maturity (based on the average life of securities) as of June 30,
2006 (unaudited):
Less than 1 year	84.3%
1 to 3 year(s)	15.7%

100.0%

See Notes to Financial Statements

11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006

Assets
Investments in securities, at value (cost $804,310,364)	$803,570,379
Interest receivable	6,071,690
Receivable from investment advisor	3,457
Prepaid expenses and other assets	33,632

Total assets	809,679,158

Liabilities
Dividends payable	1,309,826
Payable for Fund shares redeemed	279,499
Due to related parties	5,254
Accrued expenses and other liabilities	126,765

Total liabilities	1,721,344

Net assets	$807,957,814

Net assets represented by
Paid-in capital	$809,176,307
Overdistributed net investment income	(77,067)
Accumulated net realized losses on investments	(401,441)
Net unrealized losses on investments	(739,985)

Total net assets	$807,957,814

Shares outstanding (unlimited number of shares authorized)—Class I	80,971,023

Net asset value per share—Class I	$9.98

See Notes to Financial Statements

12

STATEMENT OF OPERATIONS

Year Ended June 30, 2006 (a)

Investment income
Interest	$22,749,943

Expenses
Advisory fee	593,061
Administrative services fee	296,531
Transfer agent fees	2,490
Trustees’ fees and expenses	6,913
Printing and postage expenses	33,749
Custodian and accounting fees	128,404
Registration and filing fees	120,510
Professional fees	38,719
Other	11,806

Total expenses	1,232,183
Less: Expense reductions	(22,435)
Fee waivers and expense reimbursements	(809,574)

Net expenses	400,174

Net investment income	22,349,769

Net realized and unrealized gains or losses on investments
Net realized losses on investments	(404,589)
Net change in unrealized gains or losses on investments	(739,985)

Net realized and unrealized gains or losses on investments	(1,144,574)

Net increase in net assets resulting from operations	$21,205,195

(a) For the period from July 1, 2005 (commencement of operations), to June 30, 2006.

See Notes to Financial Statements

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended
	June 30, 2006 (a)

Operations
Net investment income		$22,349,769
Net realized losses on investments		(404,589)
Net change in unrealized gains or losses on investments		(739,985)

Net increase in net assets resulting from operations		21,205,195

Distributions to shareholders from net investment income		(22,423,688)

	Shares
Capital share transactions
Proceeds from shares sold — Class I	113,762,188	1,136,731,540
Net asset value of shares issued in reinvestment of distributions — Class I	1,067,155	10,656,785
Payment for shares redeemed — Class I	(33,858,320)	(338,212,018)

Net increase in net assets resulting from capital share transactions		809,176,307

Total increase in net assets		807,957,814
Net assets
Beginning of period		0

End of period		$807,957,814

Overdistributed net investment income		$(77,067)

(a) For the period from July 1, 2005 (commencement of operations), to June 30, 2006.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Institutional Enhanced Income Fund (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Institutional (“Class I”) shares. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

d. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distribu-

15

NOTES TO FINANCIAL STATEMENTS continued

tions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

During the year ended June 30, 2006, the following amounts were reclassified:

Overdistributed net investment income	$(3,148)
Accumulated net realized losses on investments	3,148

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.12% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended June 30, 2006, EIMC waived its advisory fee in the amount of $593,061 and reimbursed other expenses in the amount of $216,513.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the combined aggregate average daily net assets of the Fund and the Evergreen money market funds, starting at 0.06% and declining to 0.04% as the combined aggregate average daily net assets of the Fund and the Evergreen money market funds increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended June 30, 2006:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$113,463,225	$948,946,469	$34,075,770	$360,791,974

On June 30, 2006 the aggregate cost of securities for federal income tax purposes was $804,310,364. The gross unrealized appreciation and depreciation on securities based on tax cost was $159,780 and $899,765, respectively, with a net unrealized depreciation of $739,985.

16

NOTES TO FINANCIAL STATEMENTS continued

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following year. As of June 30, 2006, the Fund incurred and will elect to defer post-October losses of $402,096.

5. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended June 30, 2006, the Fund did not participate in the interfund lending program.

6. DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Overdistributed	Unrealized	Post-October
Ordinary Income	Depreciation	Losses

$76,412	$739,985	$402,096

The tax character of distributions paid for the year ended June 30, 2006 was $22,423,688 of ordinary income.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended June 30, 2006, the Fund had no borrowings under this agreement.

17

NOTES TO FINANCIAL STATEMENTS continued

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of

18

NOTES TO FINANCIAL STATEMENTS continued

Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Select Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Institutional Enhanced Income Fund, a series of Evergreen Select Fixed Income Trust, as of June 30, 2006, and the related statements of operations and changes in net assets, and the financial highlights for the period from July 1, 2005 (commencement of operations) to June 30, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Institutional Enhanced Income Fund as of June 30, 2006, the results of its operations, changes in its net assets and financial highlights for the period from July 1, 2005 to June 30, 2006, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 25, 2006

20

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23

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society; Former Trustee, Mentor Funds and Cash Resource Trust; Former
Term of office since: 1991	Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive
Vice President and Treasurer, State Street Research & Management Company (investment
Other directorships: None	advice)

Shirley L. Fulton	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson &
Trustee	Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District,
DOB: 1/10/1952	Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor
DOB: 10/23/1938	Funds and Cash Resource Trust
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co.; Director, Obagi Medical Products Co.; Former Director, Lincoln Educational
DOB: 2/14/1939	Services; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1983
Other directorships: Trustee, The
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Manager of Commercial Operations, SMI Steel Co. – South Carolina (steel producer); Former
Trustee	Sales and Marketing Manager, Nucor Steel Company; Former Trustee, Mentor Funds and Cash
DOB: 7/14/1939	Resource Trust
Term of office since: 1988
Other directorships: None

Patricia B. Norris[2]	Former Partner, PricewaterhouseCoopers LLP
Trustee
DOB: 4/9/1948
Term of office since: 2006
Other directorships: None

William Walt Pettit	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director,
Trustee	National Kidney Foundation of North Carolina, Inc.; Former Trustee, Mentor Funds and Cash
DOB: 8/26/1955	Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications); Former Trustee, Mentor Funds and Cash Resource Trust
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates,
Trustee	Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Trustee, Mentor
DOB: 6/2/1947	Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

24

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash
DOB: 2/20/1943	Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee,
Trustee	Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance
DOB: 8/11/1939	Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor
Term of office since: 1993	Funds and Cash Resource Trust
Other directorships: None

Richard K. Wagoner, CFA[3]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former
DOB: 12/12/1937	Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[4]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[5]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[5]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[5]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office. Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

4 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

5 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

25

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $250 billion in assets as of June 30, 2006, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the seventh consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2005, Evergreen was ranked fifth overall out of 38 participating companies.

575454 8/2006

Evergreen Investments
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

575454 8/2006

Evergreen Limited Duration Fund

Evergreen

LIMITED DURATION FUND

Annual Report
as of June 30, 2006

Evergreen Investments
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
30	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
31	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2006, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

August 2006

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Limited Duration Fund, covering the twelve-month period ended June 30, 2006.

A great deal of confusing and sometimes contradictory evidence emerged about the economy during the past year. The economic expansion showed remarkable durability, most notably in the first quarter of 2006 when Gross Domestic Product grew at an annualized rate of 5.6%. However, that torrid growth trajectory did not appear to be sustainable. Based on reported trends in housing, employment and retail sales, personal consumption for the second quarter was anticipated to grow at one-half the rate of the first quarter. Estimates of increases in corporate capital expenditures also were being reduced. While many observers debated whether or not short-term volatility might be an early indicator of a weakened economy, Evergreen’s Investment Strategy Committee focused on a variety of signals pointing to the stamina of the economic expansion. Although the rates of increases in corporate profits, capital expenditures and personal consumption were starting to decline, all these economic indicators were still rising, at what we believed to be a more sustainable pace.

The backdrop for investing in the domestic fixed income market changed dramatically during the past twelve months as investors adjusted their expectations to shifting economic conditions. Highly influenced by the actions of the U.S. Federal Reserve Board (“Fed”) in raising short-term rates, the domestic fixed income market

1

LETTER TO SHAREHOLDERS continued

generated modest returns, albeit with some volatility. While the economic expansion persisted, the Fed remained vigilant against the possibility of renewed inflation resulting from rapidly rising prices for energy and basic materials as well as from increased government spending. Over the course of the twelve months, the Fed raised the target fed funds rate, hiking it at each of its eight policy meetings, up to 5.25% by June 30, 2006. Long-term interest rates, which had shown more stability than short-term rates early in the period, backed up, resulting in price erosion of many securities. This was especially evident among long-term bonds. In this environment, shorter-duration strategies tended to produce superior relative performance. Lower-quality, higher-yielding securities tended to outperform high-grade fixed income investments, although high-yield bonds slumped in the final two months of the period.

Despite the monetary and economic challenges, Evergreen’s fixed income teams maintained their focus on the fundamentals while adhering to their long-term investment objectives. For example, the managers of Evergreen Adjustable Rate Fund focused on AAA-rated, adjustable-rate mortgages and maintained a relatively short duration to take advantage of higher yields in shorter-term securities. The management team for Evergreen Ultra Short Opportunities Fund emphasized both mortgage-backed securities and structured products, while shortening the fund’s duration to protect net asset value as interest rates rose. The portfolio managers of Evergreen Limited Duration Fund also maintained a short duration, while pursuing a bar-belled maturity strategy. The team supervising the Evergreen Short Intermediate Bond Fund kept a relatively short duration during the first half of the year, but moved to a more neutral positioning as the period progressed in

2

LETTER TO SHAREHOLDERS continued

anticipation of the end of the Fed’s interest-rate hikes. Managers of Evergreen Institutional Enhanced Income Fund pursued a longer-term strategy designed to generate a higher yield than a money market fund with only minimal price variability.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for a statement from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

3

FUND AT A GLANCE

as of June 30, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• David K. Fowley, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2006.

The Fixed income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/30/1994
	Class A	Class B	Class C	Class I	Class IS
Class inception date	3/27/2002	3/27/2002	3/27/2002	11/24/1997	7/28/1998

Nasdaq symbol	ESDAX	ESDBX	ESDCX	ESDIX	ESDSX

Average annual return*

1-year with sales charge	-1.05%	-3.46%	0.48%	N/A	N/A

1-year w/o sales charge	2.26%	1.46%	1.46%	2.48%	2.22%

5-year	2.47%	2.08%	2.44%	3.31%	3.05%

10-year	4.41%	4.40%	4.40%	4.84%	4.60%

Maximum sales charge	3.25%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Historical performance shown for Classes A, B, C and IS prior to their inception is based on the fund’s Class I shares, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Historical performance shown for Class I prior to its inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for Class I expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns for Class A would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Limited Duration Fund Class A shares versus a similar investment in the Lehman Brothers 1-3 Year Government/Credit Index (LB1-3GCI) and the Consumer Price Index (CPI)

The LB1-3GCI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 2.26% for the twelve-month period ended June 30, 2006, excluding any applicable sales charges. During the same period, the LB1-3GCI returned 1.92%.

The fund seeks to provide current income consistent with preservation of capital and low principal fluctuation.

The fund performed very well during the fiscal year, outpacing its benchmark LB1-3GC1 as well as the average return in Lipper’s Short Investment Grade Bond Fund category. Over the course of the year, the Fed, in an effort to hold down inflationary pressures, raised the fed funds rate eight successive times, from 3.25% to 5.25% . At the same time, the difference between the yields of longer-term and shorter-term securities constricted—the yield curve flattened. Very short-term securities tended to outperform long-term securities, while corporates, supported by healthy economic growth, tended to perform better than government securities.

In this environment, we made two key decisions that affected performance. First, in light of the actions of the Fed, we kept duration, or price sensitivity to changes in interest rates, short. As part of this strategy, we emphasized floating rate securities, whose yields tended to rise as short-term interest rates rose, giving these bonds relatively stable prices. As part of our duration strategy, we also bar-belled maturities. This meant we had greater concentrations of very short-maturity securities as well as securities with maturities of from 3-to-5 years. At the end of the fiscal year, approximately 35% of fund assets had maturities of less than a year.

The second major decision had to do with exposure to corporate securities. In view of the yield advantage of corporate securities we overweighted lower-rated, investment grade bonds, including collateralized mortgage-backed obligations and asset-backed securities. At the end of the year, about 50% of fund assets were invested in corporate securities, including U.S.-denominated bonds issued by foreign companies. Average credit quality of the overall portfolio remained relatively high, at AA-.

The large emphasis on securities with maturities of one year or less, including floating-rate securities, helped the fund pick up additional yield as the Fed raised short-term interest rates. Our focus on BBB-rated corporate securities also contributed to the fund’s performance. In addition, while our exposure to foreign currencies was relatively small, that exposure did generally help performance.

Detracting from results, however, were two other foreign-denominated investments that did not perform as well. The two securities were a Polish government bond and a New Zealand government bond that we purchased in January and sold in March.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rise when prevailing interest rates fall, and fall when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

All data is as of June 30, 2006, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	1/1/2006	6/30/2006	Period*

Actual
Class A	$ 1,000.00	$ 1,013.55	$3.05
Class B	$ 1,000.00	$ 1,009.73	$7.03
Class C	$ 1,000.00	$ 1,009.73	$7.03
Class I	$ 1,000.00	$ 1,014.73	$2.05
Class IS	$ 1,000.00	$ 1,013.48	$3.29
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,021.77	$3.06
Class B	$ 1,000.00	$ 1,017.80	$7.05
Class C	$ 1,000.00	$ 1,017.80	$7.05
Class I	$ 1,000.00	$ 1,022.76	$2.06
Class IS	$ 1,000.00	$ 1,021.52	$3.31

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.61% for Class A, 1.41% for Class B, 1.41% for Class C, 0.41% for Class I and 0.66% for Class IS), multiplied by the average account value over the period, multiplied by 181 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,

CLASS A	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$10.18	$10.22	$10.49	$10.45	$10.35

Income from investment operations
Net investment income (loss)	0.39	0.29[2]	0.25	0.37	0.11
Net realized and unrealized gains or losses on investments	(0.16)	0.02	(0.22)	0.05	0.10[3]

Total from investment operations	0.23	0.31	0.03	0.42	0.21

Distributions to shareholders from
Net investment income	(0.38)	(0.31)	(0.26)	(0.38)	(0.11)
Net realized gains	0	(0.04)	(0.04)	0	0

Total distributions to shareholders	(0.38)	(0.35)	(0.30)	(0.38)	(0.11)

Net asset value, end of period	$10.03	$10.18	$10.22	$10.49	$10.45

Total return[4]	2.26%	3.05%	0.34%	4.07%	2.02%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,693	$3,902	$6,054	$6,440	$1,195
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.61%	0.60%	0.60%	0.51%	0.43%[5]
Expenses excluding waivers/reimbursements and expense reductions	0.71%	0.70%	0.71%	0.57%	0.48%[5]
Net investment income (loss)	3.80%	2.86%	2.44%	3.30%	4.61%[5]
Portfolio turnover rate	61%	103%	125%	147%	44%

1 For the period from March 27, 2002 (commencement of class operations), to June 30, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio .

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,

CLASS B	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$10.18	$10.22	$10.49	$10.45	$10.35

Income from investment operations
Net investment income (loss)	0.30[2]	0.21[2]	0.17	0.28	0.09
Net realized and unrealized gains or losses on investments	(0.15)	0.02	(0.22)	0.05	0.10[3]

Total from investment operations	0.15	0.23	(0.05)	0.33	0.19

Distributions to shareholders from
Net investment income	(0.30)	(0.23)	(0.18)	(0.29)	(0.09)
Net realized gains	0	(0.04)	(0.04)	0	0

Total distributions to shareholders	(0.30)	(0.27)	(0.22)	(0.29)	(0.09)

Net asset value, end of period	$10.03	$10.18	$10.22	$10.49	$10.45

Total return[4]	1.46%	2.23%	(0.47%)	3.17%	1.82%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,495	$7,018	$8,423	$8,747	$ 479
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.41%	1.40%	1.41%	1.40%	1.33%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.41%	1.40%	1.41%	1.40%	1.39%[5]
Net investment income (loss)	2.98%	2.08%	1.61%	2.39%	3.72%[5]
Portfolio turnover rate	61%	103%	125%	147%	44%

1 For the period from March 27, 2002 (commencement of class operations), to June 30, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,

CLASS C	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$10.18	$ 10.22	$10.49	$ 10.45	$10.35

Income from investment operations
Net investment income (loss)	0.30[2]	0.21[2]	0.17	0.28	0.09
Net realized and unrealized gains or losses on investments	(0.15)	0.02	(0.22)	0.05	0.10[3]

Total from investment operations	0.15	0.23	(0.05)	0.33	0.19

Distributions to shareholders from
Net investment income	(0.30)	(0.23)	(0.18)	(0.29)	(0.09)
Net realized gains	0	(0.04)	(0.04)	0	0

Total distributions to shareholders	(0.30)	(0.27)	(0.22)	(0.29)	(0.09)

Net asset value, end of period	$10.03	$ 10.18	$10.22	$ 10.49	$10.45

Total return[4]	1.46%	2.23%	(0.47%)	3.17%	1.82%

Ratios and supplemental data
Net assets, end of period (thousands)	$7,758	$11,909	$19,121	$27,444	$2,272
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.41%	1.40%	1.41%	1.40%	1.33%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.41%	1.40%	1.41%	1.40%	1.39%[5]
Net investment income (loss)	2.98%	2.06%	1.61%	2.39%	3.72%[5]
Portfolio turnover rate	61%	103%	125%	147%	44%

1 For the period from March 27, 2002 (commencement of class operations), to June 30, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,					Year Ended
						September 30,
CLASS I	2006	2005	2004	2003	2002[1]	2001

Net asset value, beginning of period	$ 10.18	$ 10.22	$10.49	$ 10.45	$ 10.55	$10.18

Income from investment operations
Net investment income (loss)	0.40	0.32	0.27	0.37	0.49[2]	0.62[2]
Net realized and unrealized gains or losses on investments	(0.15)	0.01	(0.22)	0.06	(0.20)	0.42

Total from investment operations	0.25	0.33	0.05	0.43	0.29	1.04

Distributions to shareholders from
Net investment income	(0.40)	(0.33)	(0.28)	(0.39)	(0.39)	(0.67)
Net realized gains	0	(0.04)	(0.04)	0	0	0

Total distributions to shareholders	(0.40)	(0.37)	(0.32)	(0.39)	(0.39)	(0.67)

Net asset value, end of period	$ 10.03	$ 10.18	$10.22	$ 10.49	$ 10.45	$10.55

Total return	2.48%	3.26%	0.53%	4.20%	2.82%	10.51%

Ratios and supplemental data
Net assets, end of period (thousands)	$317,409	$371,364	$403,182	$445,835	$513,905	$331,219
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.41%	0.40%	0.41%	0.39%	0.33%[3]	0.27%
Expenses excluding waivers/reimbursements
and expense reductions	0.41%	0.40%	0.41%	0.39%	0.38%[3]	0.36%
Net investment income (loss)	4.00%	3.08%	2.61%	3.57%	4.71%[3]	6.06%
Portfolio turnover rate	61%	103%	125%	147%	44%	116%

1 For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,					Year Ended
						September 30,
CLASS IS	2006	2005	2004	2003	2002[1]	2001

Net asset value, beginning of period	$10.18	$ 10.22	$10.49	$ 10.45	$ 10.55	$10.18

Income from investment operations
Net investment income (loss)	0.37[2]	0.29[2]	0.25[2]	0.35	0.47[2]	0.59[2]
Net realized and unrealized gains or losses on investments	(0.15)	0.02	(0.22)	0.05	(0.20)	0.42

Total from investment operations	0.22	0.31	0.03	0.40	0.27	1.01

Distributions to shareholders from
Net investment income	(0.37)	(0.31)	(0.26)	(0.36)	(0.37)	(0.64)
Net realized gains	0	(0.04)	(0.04)	0	0	0

Total distributions to shareholders	(0.37)	(0.35)	(0.30)	(0.36)	(0.37)	(0.64)

Net asset value, end of period	$10.03	$ 10.18	$10.22	$ 10.49	$ 10.45	$10.55

Total return	2.22%	3.00%	0.27%	3.94%	2.63%	10.24%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,969	$13,452	$21,040	$36,522	$32,724	$29,418
Ratios to average net assets
Expenses including waivers/reimbursements
reductions but excluding expense	0.66%	0.65%	0.66%	0.65%	0.57%[3]	0.52%
Expenses excluding waivers/reimbursements
and expense reductions	0.66%	0.65%	0.66%	0.65%	0.63%[3]	0.62%
Net investment income (loss)	3.66%	2.80%	2.36%	3.31%	4.47%[3]	5.76%
Portfolio turnover rate	61%	103%	125%	147%	44%	116%

1 For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Annualized

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 2.2%
FIXED-RATE 2.2%
FHLMC:
Ser. 1916, Class PB, 6.50%, 08/15/2011	$39,586	$39,564
Ser. R001, Class AE, 4.375%, 04/15/2015	3,139,848	3,019,309
GNMA, Ser. 2005-12, Class A, 4.04%, 05/16/2021	4,315,354	4,173,483

Total Agency Mortgage-Backed Collateralized Mortgage Obligations
(cost $7,484,291)		7,232,356

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 7.8%
FIXED-RATE 7.8%
FHLMC:
4.00%, 12/01/2014	4,590,446	4,290,138
5.50%, 01/01/2018 - 11/01/2018	7,560,945	7,433,880
FNMA:
5.50%, 07/01/2014 - 08/01/2014	14,413,973	14,198,157
6.50%, 08/01/2010	33,370	33,592
GNMA:
6.50%, 12/15/2008 - 10/15/2010	66,425	66,865
8.00%, 08/15/2007	244	246
9.00%, 03/15/2009 - 04/15/2021	119,781	128,642
14.00%, 02/15/2012 - 06/15/2012	288,854	324,134

Total Agency Mortgage-Backed Pass Through Securities
(cost $27,830,613)		26,475,654

ASSET-BACKED SECURITIES 4.9%
Chase Manhattan Auto Owner Trust, Ser. 2005-B, Class A2, 4.73%, 03/15/2008	2,860,000	2,843,183
CPS Auto Trust, Ser. 2005-D, Class A1, 4.93%, 12/15/2015 144A	2,309,677	2,291,246
Credit-Based Asset Servicing and Securitization, LLC, Ser. 2003-CB3, Class AF1,
2.88%, 12/25/2032	498,916	477,641
Empire Funding Home Loan Owner Trust, Ser. 1998-2, Class M2, 7.93%,
06/25/2024 (h)	487,406	487,952
Nautilus RMBS CDO, Ltd., Ser. 2005-1A, Class A3, FRN, 6.51%, 05/24/2035
144A	2,866,117	2,883,199
Oakwood Mtge. Investors, Inc., Ser. 1996-C, Class A5, 7.35%, 04/15/2027	1,023,812	1,024,312
Residential Asset Mtge. Products, Inc., Ser. 2001-RS1, Class AI4, 7.51%,
03/25/2031	1,182,109	1,179,339
Trapeza CDO, LLC, Ser. 2004-7A, Class B1, FRN, 6.65%, 01/25/2035 144A	3,000,000	3,060,960
UPFC Auto Receivables Trust, Ser. 2005-B, Class A2, 4.82%, 10/15/2008	2,280,964	2,273,251

Total Asset-Backed Securities (cost $16,660,458)		16,521,083

COMMERCIAL MORTGAGE-BACKED SECURITIES 2.5%
FIXED-RATE 1.3%
Diversified REIT, Ser. 1999-1A, Class A1, 6.78%, 09/18/2007 144A	3,469,179	3,480,514
GE Capital Comml. Mtge. Corp., Ser. 2002-2A, Class A1, 3.35%, 08/11/2036	895,588	887,877

		4,368,391

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES continued
FLOATING-RATE 1.2%
GE Capital Mall Fin. Corp., Ser. 1998-1A, Class B2, 7.25%, 09/13/2028 144A	$ 4,000,000	$4,104,120

Total Commercial Mortgage-Backed Securities (cost $9,165,810)		8,472,511

CORPORATE BONDS 40.3%
CONSUMER DISCRETIONARY 5.0%
Household Durables 2.1%
Black & Decker Corp., 6.55%, 07/01/2007 144A	1,000,000	1,000,239
Fortune Brands, Inc., 2.875%, 12/01/2006	3,000,000	2,964,021
Ryland Group, Inc., 8.00%, 08/15/2006	3,000,000	3,007,494

		6,971,754

Media 1.7%
Chancellor Media Corp., 8.00%, 11/01/2008	2,000,000	2,080,500
Cox Communications, Inc., 7.75%, 08/15/2006	3,500,000	3,506,058

		5,586,558

Textiles, Apparel & Luxury Goods 1.2%
NIKE, Inc., 5.50%, 08/15/2006	4,225,000	4,221,878

ENERGY 0.9%
Oil, Gas & Consumable Fuels 0.9%
Devon Energy Corp., 2.75%, 08/01/2006	3,000,000	2,993,445

FINANCIALS 21.5%
Capital Markets 6.8%
American Capital Strategies, Ltd., 5.92%, 09/01/2009 (h)+	3,500,000	3,353,350
Bear Stearns Cos., FRN, 5.43%, 01/30/2009 (p)	4,000,000	4,024,708
Goldman Sachs Group, Inc.:
7.20%, 03/01/2007 144A	650,000	656,641
FRN, 5.28%, 10/27/2006	4,000,000	4,002,076
Lehman Brothers Holdings, Inc., FRN, 4.27%, 09/28/2007	3,000,000	2,964,780
Merrill Lynch & Co., Inc., FRN, 5.54%, 09/09/2009	4,000,000	4,019,772
Morgan Stanley, FRN, 5.19%, 01/18/2008	4,000,000	4,008,104

		23,029,431

Commercial Banks 2.2%
First Tennessee Bank, 5.32%, 12/08/2008	3,500,000	3,457,332
Fleet Capital Trust V, FRN, 6.40%, 12/18/2028	4,000,000	4,003,868

		7,461,200

Consumer Finance 3.9%
HSBC Finance Corp., 7.35%, 06/15/2022	3,000,000	2,995,467
Reed Elsevier Capital, Inc., 6.125%, 08/01/2006	3,000,000	3,001,017
Sony Capital Corp., 4.95%, 11/01/2006 144A	3,000,000	2,986,998
Textron Financial Corp., 2.69%, 10/03/2006	4,500,000	4,469,647

		13,453,129

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Diversified Financial Services 2.4%
Citigroup, Inc., FRN, 5.43%, 11/05/2014	$ 4,000,000	$4,027,408
JPMorgan Chase Capital XIII, FRN, 5.91%, 09/30/2034	4,000,000	4,010,352

		8,037,760

Insurance 3.8%
American International Group, Inc., 2.875%, 05/15/2008	2,000,000	1,906,760
Genworth Financial, Inc., FRN, 5.48%, 06/15/2007	4,000,000	4,007,180
Oil Insurance, Ltd., Ser. A, 7.56%, 12/29/2049 144A	3,000,000	2,995,950
Prudential Financial, Inc., 6.375%, 07/23/2006 144A	4,000,000	4,001,632

		12,911,522

Real Estate Investment Trusts 0.6%
iStar Financial, Inc., FRN, 6.55%, 03/12/2007	2,000,000	2,014,178

Thrifts & Mortgage Finance 1.8%
Countrywide Home Loans, Inc., 5.50%, 08/01/2006	2,000,000	2,000,188
Washington Mutual, Inc., FRN, 5.37%, 01/15/2010	4,000,000	4,020,340

		6,020,528

HEALTH CARE 1.2%
Health Care Providers & Services 1.2%
CIGNA Corp., 8.25%, 01/01/2007	3,500,000	3,537,783
Quest Diagnostics, Inc., 6.75%, 07/12/2006	420,000	420,067

		3,957,850

INDUSTRIALS 4.5%
Commercial Services & Supplies 0.8%
ARAMARK Corp., 7.00%, 07/15/2006	2,619,000	2,619,655

Industrial Conglomerates 1.1%
General Electric Co., 3.45%, 07/16/2007	4,000,000	3,914,492

Road & Rail 2.6%
Burlington Northern Santa Fe Corp., 9.25%, 10/01/2006	2,750,000	2,772,129
Norfolk Southern Corp., 7.40%, 09/15/2006	3,000,000	3,010,404
Union Pacific Corp., 6.70%, 12/01/2006	3,000,000	3,011,412

		8,793,945

INFORMATION TECHNOLOGY 0.9%
Computers & Peripherals 0.9%
International Business Machines Corp., 4.875%, 10/01/2006	3,000,000	2,995,437

TELECOMMUNICATION SERVICES 2.5%
Diversified Telecommunication Services 0.9%
SBC Communications, Inc., 7.25%, 11/01/2027	3,150,000	3,155,667

Wireless Telecommunication Services 1.6%
Nextel Partners, Inc., 8.125%, 07/01/2011	3,000,000	3,153,750
Sprint Nextel Corp., 4.78%, 08/17/2006	2,265,000	2,262,603

		5,416,353

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
UTILITIES 3.8%
Electric Utilities 0.8%
Entergy Corp., 3.60%, 06/01/2008	$3,000,000	$2,867,319

Gas Utilities 1.2%
Consolidated Natural Gas Co., Ser. B, 5.375%, 11/01/2006	4,000,000	3,994,492

Multi-Utilities 1.8%
Baltimore Gas & Electric Co., 5.25%, 12/15/2006	3,000,000	2,992,821
Energy East Corp., 5.75%, 11/15/2006	3,000,000	2,999,421

		5,992,242

Total Corporate Bonds (cost $137,343,001)		136,408,835

FOREIGN BONDS - GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) 0.9%
Mexico, 8.00%, 12/28/2006 MXN (cost $3,160,466)	33,000,000	2,938,857

U.S. GOVERNMENT & AGENCY OBLIGATIONS 9.3%
FHLB, 4.625%, 01/23/2007	$4,000,000	3,980,012
FHLMC:
2.85%, 02/23/2007	8,000,000	7,866,560
3.625%, 02/15/2007	13,000,000	12,850,552
FNMA:
3.55%, 01/12/2007	2,000,000	1,979,608
FRN, 4.50%, 02/17/2009	5,000,000	4,859,400

Total U.S. Government & Agency Obligations (cost $31,984,096)		31,536,132

U.S. TREASURY OBLIGATIONS 10.8%
U.S. Treasury Notes:
4.375%, 01/31/2008 (p)	12,000,000	11,854,224
4.625%, 03/31/2008 (p)	14,000,000	13,872,040
4.875%, 04/30/2008 - 05/15/2009 (p)	11,000,000	10,937,933

Total U.S. Treasury Obligations (cost $36,853,401)		36,664,197

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED
MORTGAGE OBLIGATIONS 7.9%
FIXED-RATE 6.5%
Banc America Comml. Mtge., Inc., Ser. 2006-2, Class A1, 5.61%, 05/10/2045	3,000,000	3,057,660
Countrywide Alternative Loan Trust, Ser. 2004-30CB, Class 1A3, 5.50%,
02/25/2035	5,000,000	4,850,977
GSR Mtge. Loan Trust, Ser. 2005-AR1, Class 2A1, 4.94%, 01/25/2035	6,903,560	6,775,776
Washington Mutual, Inc.:
Ser. 2004-AR4, Class A6, 3.80%, 06/25/2034	3,500,000	3,315,042
Ser. 2004-AR5, Class A6, 3.85%, 06/25/2034	4,000,000	3,803,212

		21,802,667

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED
MORTGAGE OBLIGATIONS continued
FLOATING-RATE 1.4%
First Horizon Alternative Mtge. Securities, 5.82%, 12/25/2035	$ 3,311,216	$3,303,832
Morgan Stanley Capital I, Inc., Ser. 2005-XLF, Class K, 5.85%, 08/15/2019 144A	1,470,000	1,470,250

		4,774,082

Total Whole Loan Mortgage-Backed Collateralized Mortgage Obligations
(cost $27,038,158)		26,576,749

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 2.1%
FLOATING-RATE 2.1%
Banc America Funding Corp., Ser. 2006-D, Class 2A1, 5.83%, 05/20/2036	4,759,827	4,763,111
Banc America Mtge. Securities, Inc., Ser. 2002-E, Class A1, 6.35%, 05/20/2032	61,749	61,909
IndyMac Index Mtge. Loan Trust, Ser. 2005-AR3, Class 4A1, 5.51%, 04/25/2035	2,354,582	2,329,152

Total Whole Loan Mortgage-Backed Pass Through Securities
(cost $7,240,847)		7,154,172

WHOLE LOAN SUBORDINATE COLLATERALIZED MORTGAGE
OBLIGATIONS 1.2%
FIXED-RATE 0.3%
MASTR Resecuritization Trust, Ser. 2005-2, 4.75%, 03/28/2034	1,056,117	1,013,144

FLOATING-RATE 0.9%
Countrywide Home Loans, Inc., Ser. 2004-HYB8, Class 1M2, 6.20%, 01/20/2035	2,995,740	3,032,378

Total Whole Loan Subordinate Collateralized Mortgage Obligations
(cost $4,092,069)		4,045,522

YANKEE OBLIGATIONS - CORPORATE 7.7%
CONSUMER STAPLES 0.3%
Beverages 0.3%
SABMiller plc, 5.80%, 07/01/2009 144A	1,000,000	1,000,245

FINANCIALS 6.4%
Commercial Banks 2.5%
KfW Bankengruppe, 3.25%, 07/16/2007	5,000,000	4,870,450
Royal Bank of Scotland Group plc, FRN, 5.75%, 12/29/2049	4,000,000	3,482,860

		8,353,310

Consumer Finance 0.3%
Telecom Italia Capital, 4.875%, 10/01/2010	1,000,000	957,113

Diversified Financial Services 2.4%
Preferred Term Securities, Ltd., FRN:
6.97%, 03/24/2034 144A	5,000,000	5,121,550
6.97%, 06/24/2034 144A	3,000,000	3,079,110

		8,200,660

Real Estate Investment Trusts 1.2%
Westfield Capital Corp., Ltd., FRN, 5.45%, 11/02/2007 144A	4,000,000	4,011,264

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

YANKEE OBLIGATIONS - CORPORATE continued
INDUSTRIALS 1.0%
Industrial Conglomerates 1.0%
Tyco International Group SA, 5.80%, 08/01/2006	$3,500,000	$3,500,445

Total Yankee Obligations - Corporate (cost $25,988,990)		26,023,037

	Shares	Value

PREFERRED STOCKS 1.1%
FINANCIALS 1.1%
Thrifts & Mortgage Finance 1.1%
Fannie Mae, Ser. O (cost $3,902,500)	70,000	3,775,625

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS 12.3%
U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bill, 4.90%, 10/26/2006 ƒ †	$500,000	492,397

	Shares	Value

MUTUAL FUND SHARES 12.2%
Evergreen Institutional Money Market Fund ø	2,849,972	2,849,972
Navigator Prime Portfolio (p)(p)	38,317,509	38,317,509

		41,167,481

Total Short-Term Investments (cost $41,659,878)		41,659,878

Total Investments (cost $380,404,578) 111.0%		375,484,608
Other Assets and Liabilities (11.0%)		(37,160,960)

Net Assets 100.0%		$338,323,648

144A  Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

(h) Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

+  Security is deemed illiquid.

(p) All or a portion of this security is on loan.

ƒ All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.

† Rate shown represents the yield to maturity at date of purchase.

ø Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

(p)(p) Represents investment of cash collateral received from securities on loan.

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

June 30, 2006

Summary of Abbreviations
CDO	Collateralized Debt Obligation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
MASTR	Mortgage Asset Securitization Transactions, Inc.
MXN	Mexican Peso
REIT	Real Estate Investment Trust

The following table shows the percent of total investments (excluding equity positions and collateral from securities on loan) by credit quality based on Moody's and Standard & Poor’s ratings as of June 30, 2006 (unaudited):

AAA	47.5%
AA	6.9%
A	24.2%
BBB	19.4%
BB	1.0%
NR	1.0%

100.0%

The following table shows the percent of total investments (excluding equity positions and collateral from securities on loan) by maturity as of June 30, 2006 (unaudited):

Less than 1 year	35.2%
1 to 3 year(s)	35.4%
3 to 5 years	15.6%
5 to 10 years	4.7%
10 to 20 years	0.9%
20 to 30 years	8.2%

100.0%

See Notes to Financial Statements

18

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006

Assets
Investments in securities, at value (cost $377,554,606) including $37,632,257 of securities
loaned	$372,634,636
Investments in affiliated money market fund, at value (cost $2,849,972)	2,849,972

Total investments	375,484,608
Principal paydown receivable	93,084
Receivable for Fund shares sold	245,965
Interest receivable	3,635,666
Receivable for daily variation margin on open futures contracts	51,563
Receivable for securities lending income	2,702
Prepaid expenses and other assets	21,705

Total assets	379,535,293

Liabilities
Dividends payable	759,860
Payable for securities purchased	1,000,000
Payable for Fund shares redeemed	1,084,719
Payable for securities on loan	38,317,509
Advisory fee payable	6,121
Distribution Plan expenses payable	887
Due to other related parties	3,681
Accrued expenses and other liabilities	38,868

Total liabilities	41,211,645

Net assets	$338,323,648

Net assets represented by
Paid-in capital	$350,084,386
Undistributed net investment income	174,362
Accumulated net realized losses on investments	(6,789,788)
Net unrealized losses on investments	(5,145,312)

Total net assets	$338,323,648

Net assets consists of
Class A	$3,692,841
Class B	4,495,340
Class C	7,758,071
Class I	317,408,564
Class IS	4,968,832

Total net assets	$338,323,648

Shares outstanding (unlimited number of shares authorized)
Class A	368,188
Class B	448,203
Class C	773,528
Class I	31,646,947
Class IS	495,409

Net asset value per share
Class A	$10.03
Class A — Offering price (based on sales charge of 3.25%)	$10.37
Class B	$10.03
Class C	$10.03
Class I	$10.03
Class IS	$10.03

See Notes to Financial Statements

19

STATEMENT OF OPERATIONS

Year Ended June 30, 2006

Investment income
Interest	$16,054,932
Dividends	245,567
Income from affiliate	135,512
Securities lending	46,858

Total investment income	16,482,869

Expenses
Advisory fee	823,398
Distribution Plan expenses
Class A	11,184
Class B	61,741
Class C	94,936
Class IS	21,566
Administrative services fee	372,060
Transfer agent fees	75,432
Trustees’ fees and expenses	6,297
Printing and postage expenses	25,101
Custodian and accounting fees	132,765
Registration and filing fees	64,845
Professional fees	28,218
Interest expense	367
Other	9,999

Total expenses	1,727,909
Less: Expense reductions	(10,862)
Expense reimbursements	(3,728)

Net expenses	1,713,319

Net investment income	14,769,550

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities	(1,671,132)
Foreign currency related transactions	(15,340)
Futures contracts	(1,075,166)

Net realized losses on investments	(2,761,638)
Net change in unrealized gains or losses on investments	(3,090,927)

Net realized and unrealized gains or losses on investments	(5,852,565)

Net increase in net assets resulting from operations	$8,916,985

See Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

		Year Ended June 30,

	2006		2005

Operations
Net investment income		$14,769,550		$12,705,503
Net realized losses on investments		(2,761,638)		(3,352,976)
Net change in unrealized gains or losses
on investments		(3,090,927)		3,907,940

Net increase in net assets resulting from
operations		8,916,985		13,260,467

Distributions to shareholders from
Net investment income
Class A		(138,182)		(155,007)
Class B		(178,829)		(174,950)
Class C		(276,657)		(336,533)
Class I		(13,599,917)		(12,214,632)
Class IS		(310,623)		(489,880)
Net realized gains
Class A		0		(17,492)
Class B		0		(26,556)
Class C		0		(52,332)
Class I		0		(1,289,542)
Class IS		0		(58,872)

Total distributions to shareholders		(14,504,208)		(14,815,796)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	235,154	2,367,865	312,487	3,195,216
Class B	85,789	866,764	85,542	874,429
Class C	134,453	1,356,495	93,129	951,889
Class I	6,724,950	67,932,192	11,452,519	116,959,596
Class IS	160,555	1,615,994	671,097	6,861,506

		74,139,310		128,842,636

Net asset value of shares issued in
reinvestment of distributions
Class A	9,383	94,587	10,927	111,797
Class B	10,009	100,942	12,048	123,208
Class C	18,505	186,584	25,532	261,167
Class I	574,301	5,789,863	403,905	4,127,709
Class IS	17,616	177,820	39,009	399,292

		6,349,796		5,023,173

Automatic conversion of Class B shares
to Class A shares
Class A	7,342	73,955	11,815	121,105
Class B	(7,342)	(73,955)	(11,815)	(121,105)

		0		0

Payment for shares redeemed
Class A	(267,179)	(2,692,326)	(544,019)	(5,567,703)
Class B	(329,893)	(3,325,578)	(220,239)	(2,254,677)
Class C	(549,708)	(5,548,529)	(819,123)	(8,387,816)
Class I	(12,146,413)	(122,503,348)	(14,809,628)	(151,463,760)
Class IS	(1,004,687)	(10,153,512)	(1,446,794)	(14,812,072)

		(144,223,293)		(182,486,028)

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended June 30,

	2006	2005

Capital share transactions continued
Net decrease in net assets resulting from
capital share transactions	$(63,734,187)	$(48,620,219)

Total decrease in net assets	(69,321,410)	(50,175,548)
Net assets
Beginning of period	407,645,058	457,820,606

End of period	$338,323,648	$407,645,058

Undistributed (overdistributed) net
investment income	$174,362	$(214,629)

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Limited Duration Fund (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Institutional (“Class I”) and Institutional Service (“Class IS”) shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

23

NOTES TO FINANCIAL STATEMENTS continued

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distribu-

24

NOTES TO FINANCIAL STATEMENTS continued

tions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage paydown gains and losses. During the year ended June 30, 2006, the following amounts were reclassified.

Undistributed net investment income	$ 123,649
Accumulated net realized losses on investments	(123,649)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.22% and declining to 0.17% as average daily net assets increase. Prior to January 1, 2006, EIMC was paid an annual fee of 0.22% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended June 30, 2006, EIMC reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $3,728.

The Fund may invest in Evergreen-managed money market funds which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

25

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares, 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended June 30, 2006, EIS received $5,257 from the sale of Class A shares and $35,253 and $611 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended June 30, 2006:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 97,653,780	$122,122,211	$129,334,680	$116,464,860

At June 30, 2006, the Fund had open long futures contracts outstanding as follows:

Initial
		Contract	Value at	Unrealized
Expiration	Contracts	Amount	June 30, 2006	Loss

330 2-Year
U.S. Treasury Note
September 2006	Futures	$ 67,138,432	$ 66,917,812	$ 220,620

During the year ended June 30, 2006, the Fund loaned securities to certain brokers. At June 30, 2006, the value of securities on loan and the value of collateral including accrued interest amounted to $37,632,257 and $38,317,509, respectively.

On June 30, 2006, the aggregate cost of securities for federal income tax purposes was $380,404,578. The gross unrealized appreciation and depreciation on securities based on tax cost was $463,025 and $5,382,995, respectively, with a net unrealized depreciation of $4,919,970.

As of June 30, 2006, the Fund had $5,173,184 in capital loss carryovers for federal income tax purposes with $1,677,975 expiring in 2013 and $3,495,209 expiring in 2014.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of June 30, 2006, the Fund incurred and will elect to defer post-October losses of $1,837,224.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund

26

NOTES TO FINANCIAL STATEMENTS continued

to borrow from, or lend money to, other participating funds. During the year ended June 30, 2006, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryovers
and
Undistributed	Unrealized	Post-October
Ordinary Income	Depreciation	Losses

$ 174,362	$ 4,924,692	$ 7,010,408

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to marked-to-market income on futures contracts.

The tax character of distributions paid was as follows:

	Year Ended June 30

	2006	2005

Ordinary Income	$ 14,504,208	$13,474,436
Long-term Capital Gain	0	1,341,360

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended June 30, 2006, the Fund had average borrowings outstanding of $9,734 at a rate of 3.77% and paid interest of $367.

27

NOTES TO FINANCIAL STATEMENTS continued

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period

28

NOTES TO FINANCIAL STATEMENTS continued

of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders Evergreen Select Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Limited Duration Fund, a series of Evergreen Select Fixed Income Trust, as of June 30, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Limited Duration Fund as of June 30, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 25, 2006

30

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 1.76% of ordinary income dividends paid during the fiscal year ended June 30, 2006 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended June 30, 2006, the Fund designates 1.70% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2006 year-end tax information will be reported to you on your 2006 Form 1099-DIV, which shall be provided to you in early 2007.

31

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society; Former Trustee, Mentor Funds and Cash Resource Trust; Former
Term of office since: 1991	Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive
Other directorships: None	Vice President and Treasurer, State Street Research & Management Company (investment advice)

Shirley L. Fulton	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson &
Trustee	Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District,
DOB: 1/10/1952	Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor
DOB: 10/23/1938	Funds and Cash Resource Trust
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co.; Director, Obagi Medical Products Co.; Former Director, Lincoln Educational
DOB: 2/14/1939	Services; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1983
Other directorships: Trustee, The
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Manager of Commercial Operations, SMI Steel Co. – South Carolina (steel producer); Former
Trustee	Sales and Marketing Manager, Nucor Steel Company; Former Trustee, Mentor Funds and Cash
DOB: 7/14/1939	Resource Trust
Term of office since: 1988
Other directorships: None

Patricia B. Norris[2]	Former Partner, PricewaterhouseCoopers LLP
Trustee
DOB: 4/9/1948
Term of office since: 2006
Other directorships: None

William Walt Pettit	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director,
Trustee	National Kidney Foundation of North Carolina, Inc.; Former Trustee, Mentor Funds and Cash
DOB: 8/26/1955	Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications); Former Trustee, Mentor Funds and Cash Resource Trust
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates,
Trustee	Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Trustee, Mentor
DOB: 6/2/1947	Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash
DOB: 2/20/1943	Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee,
Trustee	Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance
DOB: 8/11/1939	Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor
Term of office since: 1993	Funds and Cash Resource Trust
Other directorships: None

Richard K. Wagoner, CFA[3]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former
DOB: 12/12/1937	Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[4]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[5]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[5]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[5]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office. Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

4 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

5 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $250 billion in assets as of June 30, 2006, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858

Evergreen Investor Services 800.343.2898

For the seventh consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2005, Evergreen was ranked fifth overall out of 38 participating companies.

566903 rv3 8/2006

Evergreen Investments
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

566903 rv3 8/2006

Evergreen Short Intermediate Bond Fund

Evergreen

SHORT INTERMEDIATE BOND FUND

Annual Report
as of June 30, 2006

Evergreen Investments
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
28	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2006, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

August 2006

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Short Intermediate Bond Fund, covering the twelve-month period ended June 30, 2006.

A great deal of confusing and sometimes contradictory evidence emerged about the economy during the past year. The economic expansion showed remarkable durability, most notably in the first quarter of 2006 when Gross Domestic Product grew at an annualized rate of 5.6%. However, that torrid growth trajectory did not appear to be sustainable. Based on reported trends in housing, employment and retail sales, personal consumption for the second quarter was anticipated to grow at one-half the rate of the first quarter. Estimates of increases in corporate capital expenditures also were being reduced. While many observers debated whether or not short-term volatility might be an early indicator of a weakened economy, Evergreen’s Investment Strategy Committee focused on a variety of signals pointing to the stamina of the economic expansion. Although the rates of increases in corporate profits, capital expenditures and personal consumption were starting to decline, all these economic indicators were still rising, at what we believed to be a more sustainable pace.

The backdrop for investing in the domestic fixed income market changed dramatically during the past twelve months as investors adjusted their expectations to shifting economic conditions. Highly influenced by the actions of the U.S. Federal Reserve Board (“Fed”) in raising short-term rates, the domestic fixed income market

1

LETTER TO SHAREHOLDERS continued

generated modest returns, albeit with some volatility. While the economic expansion persisted, the Fed remained vigilant against the possibility of renewed inflation resulting from rapidly rising prices for energy and basic materials as well as from increased government spending. Over the course of the twelve months, the Fed raised the target fed funds rate, hiking it at each of its eight policy meetings, up to 5.25% by June 30, 2006. Long-term interest rates, which had shown more stability than short-term rates early in the period, backed up, resulting in price erosion of many securities. This was especially evident among long-term bonds. In this environment, shorter-duration strategies tended to produce superior relative performance. Lower-quality, higher-yielding securities tended to outperform high-grade fixed income investments, although high-yield bonds slumped in the final two months of the period.

Despite the monetary and economic challenges, Evergreen’s fixed income teams maintained their focus on the fundamentals while adhering to their long-term investment objectives. For example, the managers of Evergreen Adjustable Rate Fund focused on AAA-rated, adjustable-rate mortgages and maintained a relatively short duration to take advantage of higher yields in shorter-term securities. The management team for Evergreen Ultra Short Opportunities Fund emphasized both mortgage-backed securities and structured products, while shortening the fund’s duration to protect net asset value as interest rates rose. The portfolio managers of Evergreen Limited Duration Fund also maintained a short duration, while pursuing a bar-belled maturity strategy. The team supervising the Evergreen Short Intermediate Bond Fund kept a relatively short duration during the first half of the year, but moved to a more neutral positioning as the period progressed in

2

LETTER TO SHAREHOLDERS continued

anticipation of the end of the Fed’s interest-rate hikes. Managers of Evergreen Institutional Enhanced Income Fund pursued a longer-term strategy designed to generate a higher yield than a money market fund with only minimal price variability.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for a statement from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

3

FUND AT A GLANCE

as of June 30, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Sub-Advisor:

• Tattersall Advisory Group, Inc

Portfolio Managers:

• Robert A. Calhoun, CFA
• Parham M. Behrooz, CFA
• Mehmet Camurdan, CFA
• Eric R. Harper, CFA
• Todd C. Kuimjian, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2006.

The Fixed income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 3/31/1977

	Class A	Class B	Class C	Class I	Class IS
Class inception date	6/5/2002	6/5/2002	6/5/2002	11/24/1997	3/9/1998

Nasdaq symbol	EFXAX	EFXBX	EFXCX	ESFIX	EFISX

Average annual return*

1-year with sales charge	-3.62%	-5.93%	-2.11%	N/A	N/A

1-year w/o sales charge	-0.31%	-1.15%	-1.15%	-0.16%	-0.39%

5-year	3.83%	3.45%	3.79%	4.64%	4.38%

10-year	5.26%	5.24%	5.24%	5.67%	5.40%

Maximum sales charge	3.25%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Historical performance shown for Classes A, B, C and IS prior to their inception is based on the fund’s Class I shares, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Historical performance shown for Class I prior to its inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for Class I expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns for Class A would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Short Intermediate Bond Fund Class A shares versus a similar investment in the Lehman Brothers Intermediate Government/Credit Index (LBIGCI) and the Consumer Price Index (CPI).

The LBIGCI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -0.31% for the twelve-month period ended June 30, 2006, excluding any applicable sales charges. During the same period, the LBIGCI returned -0.18%.

The fund seeks to maximize total return through a combination of current income and capital growth.

The fund performed in line with its peer group of funds in Lipper’s Short-Intermediate Investment Grade Debt category. It was a challenging period for fixed income investing. As the Fed acted, the yield curve, which reflects the difference between the yields of short-term and long-term securities, grew flatter as short-term rates rose more than long-term rates. In this environment, shorter-term securities tended to outperform longer-term securities. Against this backdrop of rising interest rates, we kept the fund’s duration, a reflection of sensitivity to changes in interest rates, modestly shorter than the benchmark during the first part of the fiscal year, but brought it to a more neutral duration relative to the index midway through the period. Throughout the year, we maintained a relatively high quality emphasis and tended to underweight corporate securities. Average credit quality was AA+ at the end of the fiscal year.

One of the biggest contributors to performance was the use of securitized bonds. Commercial mortgage back bonds (CMBS), Asset-backed bonds (ABS), and Fannie Mae bonds were all good sources of value added securities. We often used CMBS as a substitute for high-quality corporates and Fannie Mae securities as a substitute for government agency debentures when we think those areas are profitable. In both cases these securitized bonds outperformed corporate bonds and government agency debentures. The underweight position in corporate bonds tended to help results in the fourth quarter of 2005 and the second quarter of 2006, when concerns were rising about a slowing of economic growth.The portfolio was able to enhance returns through security selection within the corporate sector.

Positions in longer-maturity corporate bonds tended to hold back results very early in the fiscal year, when spreads, which reflect the differences in yields between bonds of different quality ratings on longer-maturity bonds, widened more than spreads on shorter-maturity bonds. In addition, the investments in some types of hybrid adjustable-rate mortgage-backed obligations held back results in the fourth quarter of 2005 and early in 2006.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rise when prevailing interest rates fall, and fall when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

All data is as of June 30, 2006, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	1/1/2006	6/30/2006	Period*

Actual
Class A	$ 1,000.00	$999.46	$ 3.87
Class B	$ 1,000.00	$995.25	$ 7.82
Class C	$ 1,000.00	$995.25	$ 7.82
Class I	$ 1,000.00	$ 1,000.20	$ 2.88
Class IS	$ 1,000.00	$998.96	$ 4.11
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,020.93	$ 3.91
Class B	$ 1,000.00	$ 1,016.96	$ 7.90
Class C	$ 1,000.00	$ 1,016.96	$ 7.90
Class I	$ 1,000.00	$ 1,021.92	$ 2.91
Class IS	$ 1,000.00	$ 1,020.68	$ 4.16

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.78% for Class A, 1.58% for Class B, 1.58% for Class C, 0.58% for Class I and 0.83% for Class IS), multiplied by the average account value over the period, multiplied by 181 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,

CLASS A	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$ 6.11	$ 6.05	$6.33	$ 6.01	$ 6.01

Income from investment operations
Net investment income (loss)	0.24	0.23	0.22	0.27	0.02
Net realized and unrealized gains or losses on investments	(0.26)	0.07	(0.25)	0.34	0

Total from investment operations	(0.02)	0.30	(0.03)	0.61	0.02

Distributions to shareholders from
Net investment income	(0.25)	(0.24)	(0.24)	(0.27)	(0.02)
Net realized gains	0	0	(0.01)	(0.02)	0

Total distributions to shareholders	(0.25)	(0.24)	(0.25)	(0.29)	(0.02)

Net asset value, end of period	$ 5.84	$ 6.11	$6.05	$ 6.33	$ 6.01

Total return[2]	(0.31%)	4.99%	(0.41%)	10.42%	0.33%

Ratios and supplemental data
Net assets, end of period (thousands)	$68,516	$83,691	$84,755	$93,989	$75,418
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.77%	0.73%	0.74%	0.67%	0.67%[3]
Expenses excluding waivers/reimbursements and expense reductions	0.87%	0.88%	0.89%	0.74%	0.75%[3]
Net investment income (loss)	4.03%	3.69%	3.62%	4.35%	4.85%[3]
Portfolio turnover rate	113%	154%	149%	132%	138%

1 For the period from June 5, 2002 (commencement of class operations), to June 30, 2002.

2 Excluding applicable sales charges

3 Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,

CLASS B	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$ 6.11	$ 6.05	$6.33	$ 6.01	$ 6.01

Income from investment operations
Net investment income (loss)	0.20	0.17	0.17	0.21	0.02
Net realized and unrealized gains or losses on investments	(0.27)	0.08	(0.25)	0.35	0

Total from investment operations	(0.07)	0.25	(0.08)	0.56	0.02

Distributions to shareholders from
Net investment income	(0.20)	(0.19)	(0.19)	(0.22)	(0.02)
Net realized gains	0	0	(0.01)	(0.02)	0

Total distributions to shareholders	(0.20)	(0.19)	(0.20)	(0.24)	(0.02)

Net asset value, end of period	$ 5.84	$ 6.11	$6.05	$ 6.33	$ 6.01

Total return[2]	(1.15%)	4.11%	(1.27%)	9.45%	0.28%

Ratios and supplemental data
Net assets, end of period (thousands)	$7,131	$10,343	$13,664	$21,249	$16,801
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.57%	1.58%	1.59%	1.57%	1.57%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.57%	1.58%	1.59%	1.59%	1.64%[3]
Net investment income (loss)	3.22%	2.83%	2.77%	3.45%	3.94%[3]
Portfolio turnover rate	113%	154%	149%	132%	138%

1 For the period from June 5, 2002 (commencement of class operations), to June 30, 2002.

2 Excluding applicable sales charges

3 Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,

CLASS C	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$ 6.11	$ 6.05	$6.33	$ 6.01	$ 6.01

Income from investment operations
Net investment income (loss)	0.19	0.17	0.17	0.21	0.02
Net realized and unrealized gains or losses on investments	(0.26)	0.08	(0.25)	0.35	0

Total from investment operations	(0.07)	0.25	(0.08)	0.56	0.02

Distributions to shareholders from
Net investment income	(0.20)	(0.19)	(0.19)	(0.22)	(0.02)
Net realized gains	0	0	(0.01)	(0.02)	0

Total distributions to shareholders	(0.20)	(0.19)	(0.20)	(0.24)	(0.02)

Net asset value, end of period	$ 5.84	$ 6.11	$6.05	$ 6.33	$ 6.01

Total return[2]	(1.15%)	4.11%	(1.27%)	9.45%	0.28%

Ratios and supplemental data
Net assets, end of period (thousands)	$16,659	$21,359	$30,311	$39,936	$28,833
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.58%	1.58%	1.59%	1.57%	1.57%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.58%	1.58%	1.59%	1.59%	1.64%[3]
Net investment income (loss)	3.23%	2.83%	2.77%	3.44%	3.94%[3]
Portfolio turnover rate	113%	154%	149%	132%	138%

1 For the period from June 5, 2002 (commencement of class operations), to June 30, 2002.

2 Excluding applicable sales charges

3 Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,					Year Ended
						September 30,
CLASS I	2006	2005	2004	2003	2002[1]	2001

Net asset value, beginning of period	$ 6.11	$ 6.05	$6.33	$ 6.01	$ 6.18	$5.83

Income from investment operations
Net investment income (loss)	0.25	0.23	0.23	0.28	0.24	0.36
Net realized and unrealized gains or losses on investments	(0.26)	0.08	(0.25)	0.34	(0.03)	0.35

Total from investment operations	(0.01)	0.31	(0.02)	0.62	0.21	0.71

Distributions to shareholders from
Net investment income	(0.26)	(0.25)	(0.25)	(0.28)	(0.23)	(0.36)
Net realized gains	0	0	(0.01)	(0.02)	(0.15)	0

Total distributions to shareholders	(0.26)	(0.25)	(0.26)	(0.30)	(0.38)	(0.36)

Net asset value, end of period	$ 5.84	$ 6.11	$6.05	$ 6.33	$ 6.01	$6.18

Total return	(0.16%)	5.15%	(0.27%)	10.54%	3.63%	12.49%

Ratios and supplemental data
Net assets, end of period (thousands)	$986,859	$1,197,647	$1,150,215	$1,149,953	$822,835	$513,230
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.57%	0.58%	0.59%	0.57%	0.57%[2]	0.56%
Expenses excluding waivers/reimbursements
and expense reductions	0.57%	0.58%	0.59%	0.59%	0.58%[2]	0.57%
Net investment income (loss)	4.23%	3.84%	3.76%	4.44%	5.17%[2]	5.96%
Portfolio turnover rate	113%	154%	149%	132%	138%	187%

1 For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2 Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended June 30,					Year Ended
						September 30,
CLASS IS	2006	2005	2004	2003	2002[1]	2001

Net asset value, beginning of period	$ 6.11	$ 6.05	$6.33	$ 6.01	$ 6.18	$5.83

Income from investment operations
Net investment income (loss)	0.24	0.22	0.21	0.27	0.22	0.34
Net realized and unrealized gains or losses on investments	(0.26)	0.07	(0.24)	0.34	(0.02)	0.35

Total from investment operations	(0.02)	0.29	(0.03)	0.61	0.20	0.69

Distributions to shareholders from
Net investment income	(0.25)	(0.23)	(0.24)	(0.27)	(0.22)	(0.34)
Net realized gains	0	0	(0.01)	(0.02)	(0.15)	0

Total distributions to shareholders	(0.25)	(0.23)	(0.25)	(0.29)	(0.37)	(0.34)

Net asset value, end of period	$ 5.84	$ 6.11	$6.05	$ 6.33	$ 6.01	$6.18

Total return	(0.39%)	4.89%	(0.52%)	10.27%	3.43%	12.21%

Ratios and supplemental data
Net assets, end of period (thousands)	$15,562	$23,793	$17,507	$19,512	$16,601	$14,163
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.83%	0.83%	0.84%	0.83%	0.83%[2]	0.81%
Expenses excluding waivers/reimbursements
and expense reductions	0.83%	0.83%	0.84%	0.84%	0.83%[2]	0.83%
Net investment income (loss)	3.99%	3.61%	3.44%	4.22%	4.93%[2]	5.70%
Portfolio turnover rate	113%	154%	149%	132%	138%	187%

1 For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2 Annualized

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS

June 30, 2006

	Principal
	Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 10.5%
FIXED-RATE 10.5%
FHLMC:
6.98%, 10/01/2020	$ 15,564,456	$16,229,992
7.30%, 12/01/2012	2,022,382	2,118,890
FNMA:
4.44%, 04/01/2013	2,306,344	2,160,453
4.83%, 02/01/2013	11,256,379	10,749,322
6.02%, 01/01/2009	3,206,333	3,210,433
6.08%, 10/01/2008	14,860,248	14,884,336
6.14%, 02/01/2008	4,071,073	4,070,621
6.26%, 03/01/2011	2,626,753	2,660,194
6.29%, 06/01/2011	3,372,851	3,435,196
6.37%, 01/01/2008	2,125,670	2,130,881
6.42%, 01/01/2008	2,680,861	2,688,820
6.69%, 06/01/2011	5,033,806	5,199,140
6.72%, 07/01/2011	2,453,250	2,519,896
6.79%, 12/01/2007	3,040,940	3,059,734
6.82%, 12/01/2007	6,121,106	6,157,745
6.875%, 01/01/2007	2,687,265	2,681,936
6.91%, 07/01/2009	9,228,140	9,443,225
6.97%, 11/01/2007	3,898,430	3,965,633
7.01%, 12/01/2010	4,191,587	4,361,949
7.09%, 07/01/2009	2,766,191	2,840,848
7.18%, 11/01/2011	2,888,899	3,048,783
7.20%, 12/01/2006	3,196,963	3,190,978
7.25%, 12/01/2010	3,857,507	4,059,154

Total Agency Commercial Mortgage-Backed Securities
(cost $122,052,633)		114,868,159

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 7.3%
FIXED-RATE 7.3%
FHLMC:
Ser. 1935, Class FL, 5.83%, 02/15/2027	32,510	32,675
Ser. 2356, Class GD, 6.00%, 09/15/2016	8,541,260	8,593,639
Ser. 2693, Class PD, 4.50%, 04/15/2017	8,218,000	7,794,558
Ser. 2752, Class PE, 5.00%, 02/15/2028	13,190,000	12,765,822
Ser. 2773, Class EB, 4.50%, 08/15/2013	11,940,000	11,717,253
Ser. 2780, Class LD, 5.00%, 03/15/2029	6,703,000	6,456,598
Ser. 2807, Class ND, 5.50%, 04/15/2029	14,620,000	14,293,382
Ser. 3083, Class UB, 4.50%, 06/15/2032	5,597,221	5,335,491
FNMA, Ser. 2006-63, Class QE, 5.50%, 11/25/2032	13,925,000	13,463,200

Total Agency Mortgage-Backed Collateralized Mortgage Obligations
(cost $82,613,104)		80,452,618

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 6.2%
FIXED-RATE 6.2%
FHLMC:
5.00%, 04/01/2021 #	$2,887,190	$2,780,647
6.50%, 09/01/2019	6,019,736	6,091,258
FHLMC 30 year, 5.00%, TBA #	12,150,000	11,348,853
FNMA:
6.50%, 07/01/2017 - 08/01/2017	2,841,762	2,883,859
7.00%, 10/01/2007 - 08/01/2032	1,709,851	1,750,071
7.50%, 10/01/2031 - 03/01/2032	406,736	420,834
FNMA 15 year, 5.00%, TBA #	26,005,000	25,046,066
FNMA 30 year, 5.50%, TBA #	17,160,000	16,484,325
GNMA, 8.05%, 06/15/2019 - 10/15/2020	1,266,553	1,344,123

		68,150,036

FLOATING-RATE 0.0%
FNMA, 4.87%, 06/01/2017	12,998	12,973

Total Agency Mortgage-Backed Pass Through Securities
(cost $68,809,160)		68,163,009

AGENCY REPERFORMING MORTGAGE-BACKED COLLATERALIZED
MORTGAGE OBLIGATIONS 1.0%
FNMA, Ser. 2003-W19, Class 1A5, 5.50%, 11/25/2033 (cost $10,944,967)	10,506,936	10,427,205

ASSET-BACKED SECURITIES 3.9%
FNMA, Ser. 2004-W10, Class A24, 5.00%, 08/25/2034	5,985,000	5,836,658
JPMorgan Alternative Loan Trust, Ser. 2006-S2, Class A6, 6.05%, 05/25/2036 (h)	5,625,000	5,605,425
Merrill Lynch Mtge. Investments, Inc., Ser. 2005-SL3, Class A2A, 5.37%,
12/25/2035	11,021,310	10,956,227
Nomura Asset Acceptance Corp., Ser. 2006-AF1, Class 1A3, 6.41%,
05/25/2036	6,646,000	6,557,476
Popular ABS Mtge. Pass-Through Trust, Ser. 2005-5, Class AF1, 5.10%,
11/25/2035	9,005,488	8,940,706
Residential Asset Mtge. Products, Inc., Ser. 2002-RS3, Class AI5, 5.57%,
02/25/2032	5,392,479	5,359,690

Total Asset-Backed Securities (cost $43,716,492)		43,256,182

COMMERCIAL MORTGAGE-BACKED SECURITIES 11.5%
FIXED-RATE 11.5%
Banc of America Comml. Mtge., Inc.:
Ser. 2004-4, Class A1, 3.46%, 07/10/2042	6,246,817	6,109,741
Ser. 2004-4, Class A6, 4.88%, 07/10/2042	8,950,000	8,380,743
Ser. 2006-2, Class A4, 5.74%, 05/10/2045	5,000,000	4,988,550
Bear Stearns Comml. Mtge. Securities, Inc., Ser. 2002, Class E, 7.09%,
10/15/2036 144A	5,000,000	5,285,163
Commercial Mtge. Pass-Through Cert., Ser. 2004-LB2A, Class A1, 2.96%,
03/10/2039	7,096,327	6,828,565
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2003-CK2, Class A4,
4.80%, 03/15/2036	12,530,000	11,833,535

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES continued
FIXED-RATE continued
GE Capital Comml. Mtge. Corp., Ser. 2003-C1, Class A1, 3.09%, 01/10/2038	$3,546,533	$3,436,043
GMAC Comml. Mtge. Securities, Inc., Ser. 2003-C3, Class A4, 5.02%,
04/10/2040	12,175,000	11,583,289
Goldman Sachs Mtge. Securities Corp. II, Ser. 2003-C1, Class A1, 2.90%,
01/10/2040	6,722,077	6,541,458
JPMorgan Chase & Co. Comml. Mtge. Securities Corp.:
Ser. 2003-PM1, Class A4, 5.33%, 08/12/2040	8,370,000	8,121,126
Ser. 2004-CB8, Class A4, 4.40%, 01/12/2039	10,295,000	9,357,698
Ser. 2004-CB9, Class A4, 5.38%, 06/12/2041	10,000,000	9,772,594
Merrill Lynch Mtge. Trust, Ser. 2003-KEY1, Class A4, 5.24%, 11/12/2035	3,090,000	2,974,340
Morgan Stanley Capital I, Inc.:
Ser. 1998-XL1, Class A3, 6.48%, 06/03/2030	6,254,000	6,316,381
Ser. 2003-IQ4, Class A2, 4.07%, 05/15/2040	18,490,000	16,713,154
Morgan Stanley Dean Witter, Ser. 2001, Class E, 7.30%, 07/15/2033 144A	7,000,000	7,534,776

Total Commercial Mortgage-Backed Securities (cost $130,948,715)		125,777,156

CORPORATE BONDS 31.0%
CONSUMER DISCRETIONARY 3.9%
Automobiles 0.1%
DaimlerChrysler AG, 7.30%, 01/15/2012	1,240,000	1,291,832

Media 2.2%
Comcast Corp.:
6.20%, 11/15/2008	870,000	879,092
6.75%, 01/30/2011	10,175,000	10,510,124
Time Warner, Inc., 6.875%, 05/01/2012	12,175,000	12,597,521

		23,986,737

Multi-line Retail 0.6%
May Department Stores Co., 7.45%, 09/15/2011	6,525,000	6,904,331

Specialty Retail 1.0%
Home Depot, Inc., 5.40%, 03/01/2016	10,725,000	10,299,764

CONSUMER STAPLES 2.9%
Beverages 1.3%
Anheuser-Busch Companies, Inc., 5.625%, 10/01/2010	7,100,000	7,107,654
Molson Coors Brewing Co., 6.375%, 05/15/2012	7,000,000	7,132,153

		14,239,807

Food & Staples Retailing 0.7%
Safeway, Inc., 4.80%, 07/16/2007	7,525,000	7,441,043

Food Products 0.9%
General Mills, Inc., 6.00%, 02/15/2012	10,000,000	10,070,720

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS 16.7%
Capital Markets 2.9%
Bank of New York Co., 7.30%, 12/01/2009	$5,000,000	$5,249,415
Goldman Sachs Group, Inc.:
3.875%, 01/15/2009	11,000,000	10,545,051
7.35%, 10/01/2009	790,000	828,365
Legg Mason, Inc., 6.75%, 07/02/2008	9,950,000	10,148,343
Merrill Lynch & Co., Inc., 4.125%, 09/10/2009	5,000,000	4,777,740

		31,548,914

Commercial Banks 2.5%
National City Corp.:
4.50%, 03/15/2010	10,250,000	9,837,704
6.20%, 12/15/2011	2,475,000	2,528,416
PNC Financial Services Group, Inc., 6.125%, 02/15/2009	3,400,000	3,437,026
SunTrust Banks, Inc., 6.375%, 04/01/2011	10,720,000	10,986,424
Union Planters Bank, 6.50%, 03/15/2008	1,000,000	1,012,525

		27,802,095

Consumer Finance 2.6%
American General Finance Corp.:
3.875%, 10/01/2009	3,000,000	2,839,317
4.50%, 11/15/2007	5,370,000	5,291,008
ConocoPhillips Funding Co., 5.45%, 10/15/2006	1,000,000	999,255
Ford Motor Credit Co., 7.375%, 10/28/2009	9,545,000	8,830,986
HSBC Finance Corp.:
4.625%, 09/15/2010	5,000,000	4,796,430
5.70%, 06/01/2011	6,000,000	5,967,204

		28,724,200

Diversified Financial Services 1.1%
Sprint Capital Corp., 7.625%, 01/30/2011	11,000,000	11,719,928
Verizon Global Funding Corp., 6.125%, 06/15/2007	860,000	863,361

		12,583,289

Insurance 2.9%
Genworth Financial, Inc., 4.75%, 06/15/2009	10,750,000	10,503,675
MetLife, Inc., 5.00%, 06/15/2015	13,000,000	12,046,918
Prudential Financial, Inc., 5.10%, 09/20/2014	9,375,000	8,847,431

		31,398,024

Real Estate Investment Trusts 2.7%
Archstone-Smith Trust, 5.25%, 05/01/2015	7,200,000	6,780,240
CarrAmerica Realty Corp., :
3.625%, 04/01/2009	8,500,000	8,515,045
5.125%, 09/01/2011	4,500,000	4,518,508
Duke Realty Corp., 3.35%, 01/15/2008	10,000,000	9,659,130

		29,472,923

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Real Estate Management & Development 0.6%
EOP Operating, LP, 7.00%, 07/15/2011	$6,300,000	$6,551,735

Thrifts & Mortgage Finance 1.4%
Vanderbilt Mortgage & Finance, Inc., 7.60%, 06/07/2025	8,000,000	8,238,077
Washington Mutual, Inc., 5.00%, 03/22/2012	7,000,000	6,662,565

		14,900,642

HEALTH CARE 1.6%
Health Care Providers & Services 0.8%
WellPoint, Inc., 5.00%, 01/15/2011	9,000,000	8,677,044

Pharmaceuticals 0.8%
Allergan, Inc., 5.75%, 04/01/2016 144A	9,000,000	8,760,897

INDUSTRIALS 1.0%
Road & Rail 1.0%
Burlington Northern Santa Fe Corp., 5.90%, 07/01/2012	10,975,000	11,048,949

MATERIALS 0.8%
Paper & Forest Products 0.8%
International Paper Co., 5.85%, 10/30/2012	8,695,000	8,571,870

TELECOMMUNICATION SERVICES 2.3%
Diversified Telecommunication Services 1.8%
SBC Communications, Inc.:
5.875%, 02/01/2012	2,825,000	2,802,425
6.25%, 03/15/2011	8,500,000	8,596,951
Verizon Communications, Inc., 5.875%, 01/17/2012	8,370,000	8,200,089

		19,599,465

Wireless Telecommunication Services 0.5%
Cingular Wireless, 8.125%, 05/01/2012	5,725,000	6,307,353

UTILITIES 1.8%
Electric Utilities 1.4%
Carolina Power & Light Co., 6.50%, 07/15/2012	8,500,000	8,744,885
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006	6,490,000	6,476,027

		15,220,912

Gas Utilities 0.4%
Consolidated Natural Gas Co., Ser. B, 5.375%, 11/01/2006	4,300,000	4,294,079

Total Corporate Bonds (cost $348,400,690)		339,696,625

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS 0.7%
FHLMC:
3.50%, 04/01/2008	$800,000	$773,557
6.25%, 03/05/2012	1,675,000	1,679,710
FNMA:
3.00%, 02/26/2007	1,800,000	1,771,292
3.75%, 05/17/2007	1,250,000	1,231,353
4.75%, 01/02/2007	1,525,000	1,518,613
6.375%, 06/15/2009	890,000	912,731

Total U.S. Government & Agency Obligations (cost $8,274,849)		7,887,256

U.S. TREASURY OBLIGATIONS 23.5%
U.S. Treasury Bonds, 7.50%, 11/15/2016 ##	54,425,000	64,391,632
U.S. Treasury Notes:
3.00%, 02/15/2008	72,990,000	70,546,587
3.375%, 11/15/2008	119,225,000	114,577,133
4.25%, 08/15/2015	8,440,000	7,899,646

Total U.S. Treasury Obligations (cost $261,641,316)		257,414,998

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 1.9%
FLOATING-RATE 1.9%
Banc of America Mtge. Securities, Inc., Ser. 2005-D, Class 2A6, 4.78%,
05/25/2035	7,800,000	7,466,593
Washington Mutual, Inc., Ser. 2005-AR12, Class 1A4, 4.84%, 10/25/2035	13,310,000	12,889,537

Total Whole Loan Mortgage-Backed Collateralized Mortgage
Obligations (cost $20,906,690)		20,356,130

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 0.3%
FLOATING-RATE 0.3%
DLJ Mtge. Acceptance Corp., Ser. 1991-3, Class A1, 5.59%, 02/20/2021	280,365	279,596
Fund America Investors Corp., Ser. 1993-A, Class A5, 6.21%, 06/25/2023	907,201	916,538
Perpetual Savings Bank, Ser. 1990-1, Class 1, 5.83%, 04/01/2020	1,623,847	1,621,880

Total Whole Loan Mortgage-Backed Pass Through Securities
(cost $2,809,846)		2,818,014

YANKEE OBLIGATIONS - CORPORATE 1.1%
TELECOMMUNICATION SERVICES 1.1%
Wireless Telecommunication Services 1.1%
Vodafone Group plc, 7.75%, 02/15/2010 (cost $12,532,719)	11,525,000	12,190,626

YANKEE OBLIGATIONS - GOVERNMENT 0.1%
Canada, 4.625%, 10/03/2006 (cost $1,124,010)	1,125,000	1,122,948

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

June 30, 2006

	Shares	Value

MUTUAL FUND SHARES 0.9%
MFS Intermediate Income Trust	515,000	$3,136,350
MFS Multimarket Income Trust	280,342	1,625,984
Putnam Master Intermediate Income Trust	380,595	2,279,764
Putnam Premier Income Trust	386,509	2,322,919

Total Mutual Fund Shares (cost $9,416,108)		9,365,017

SHORT-TERM INVESTMENTS 4.0%
MUTUAL FUND SHARES 4.0%
Evergreen Institutional Money Market Fund ø ## (cost $43,566,135)	43,566,135	43,566,135

Total Investments (cost $1,167,757,434) 103.9%		1,137,362,078
Other Assets and Liabilities (3.9%)		(42,636,142)

Net Assets 100.0%		$1,094,725,936

#	When-issued or delayed delivery security
(h)	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of June 30, 2006 (unaudited):
AAA	66.0%
AA	5.2%
A	12.6%
BBB	15.4%
BB	0.8%

100.0%

The following table shows the percent of total investments by maturity as of June 30, 2006 (unaudited):
Less than 1 year	5.6%
1 to 3 year(s)	32.0%
3 to 5 years	17.7%
5 to 10 years	37.6%
10 to 20 years	7.1%

100.0%

See Notes to Financial Statements

18

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006

Assets
Investments in securities, at value (cost $1,124,191,299)	$1,093,795,943
Investments in affiliated money market fund, at value (cost $43,566,135)	43,566,135

Total investments	1,137,362,078
Cash	177
Receivable for securities sold	52,960,648
Receivable for Fund shares sold	313,197
Dividends and interest receivable	10,809,383
Prepaid expenses and other assets	23,242

Total assets	1,201,468,725

Liabilities
Dividends payable	3,097,684
Payable for securities purchased	96,120,351
Payable for Fund shares redeemed	7,331,859
Advisory fee payable	33,208
Due to other related parties	9,972
Accrued expenses and other liabilities	149,715

Total liabilities	106,742,789

Net assets	$1,094,725,936

Net assets represented by
Paid-in capital	$1,146,692,145
Overdistributed net investment income	(1,772,226)
Accumulated net realized losses on investments	(19,798,627)
Net unrealized losses on investments	(30,395,356)

Total net assets	$1,094,725,936

Net assets consists of
Class A	$68,515,838
Class B	7,130,631
Class C	16,658,684
Class I	986,859,133
Class IS	15,561,650

Total net assets	$1,094,725,936

Shares outstanding (unlimited number of shares authorized)
Class A	11,727,366
Class B	1,220,452
Class C	2,851,189
Class I	168,906,842
Class IS	2,663,417

Net asset value per share
Class A	$5.84
Class A — Offering price (based on sales charge of 3.25%)	$6.04
Class B	$5.84
Class C	$5.84
Class I	$5.84
Class IS	$5.84

See Notes to Financial Statements

19

STATEMENT OF OPERATIONS

Year Ended June 30, 2006

Investment income
Interest	$54,711,158
Income from affiliate	4,435,292
Dividends	40,288

Total investment income	59,186,738

Expenses
Advisory fee	4,768,279
Distribution Plan expenses
Class A	226,995
Class B	87,764
Class C	186,033
Class IS	45,367
Administrative services fee	1,225,781
Transfer agent fees	489,427
Trustees’ fees and expenses	27,327
Printing and postage expenses	61,359
Custodian and accounting fees	353,155
Registration and filing fees	74,657
Professional fees	53,728
Other	27,300

Total expenses	7,627,172
Less: Expense reductions	(30,783)
Expense reimbursements	(75,665)

Net expenses	7,520,724

Net investment income	51,666,014

Net realized and unrealized gains or losses on investments
Net realized losses on investments	(13,264,873)
Net change in unrealized gains or losses on investments	(40,588,602)

Net realized and unrealized gains or losses on investments	(53,853,475)

Net decrease in net assets resulting from operations	$(2,187,461)

See Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30,

	2006		2005

Operations
Net investment income		$51,666,014		$49,768,599
Net realized gains or losses on investments		(13,264,873)		6,579,759
Net change in unrealized gains or losses
on investments		(40,588,602)		9,545,283

Net increase (decrease) in net assets
resulting from operations		(2,187,461)		65,893,641

Distributions to shareholders from
Net investment income
Class A		(3,183,724)		(3,355,293)
Class B		(294,106)		(361,961)
Class C		(624,673)		(771,493)
Class I		(48,420,679)		(47,303,697)
Class IS		(748,794)		(687,624)

Total distributions to shareholders		(53,271,976)		(52,480,068)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	974,664	5,862,104	2,386,847	14,609,925
Class B	183,156	1,090,830	244,129	1,492,935
Class C	567,299	3,381,983	204,965	1,264,409
Class I	27,286,586	162,800,828	38,908,320	238,188,391
Class IS	1,253,442	7,482,708	2,652,149	16,153,454

		180,618,453		271,709,114

Net asset value of shares issued in
reinvestment of distributions
Class A	451,880	2,687,648	467,288	2,853,475
Class B	34,072	202,773	41,463	253,255
Class C	68,032	404,798	85,410	521,705
Class I	2,124,949	12,637,189	1,969,985	12,028,706
Class IS	75,108	446,687	66,346	405,130

		16,379,095		16,062,271

Automatic conversion of Class B shares
to Class A shares
Class A	114,383	681,397	146,117	891,881
Class B	(114,383)	(681,397)	(146,117)	(891,881)

		0		0

Payment for shares redeemed
Class A	(3,515,024)	(20,945,126)	(3,313,767)	(20,200,658)
Class B	(575,756)	(3,421,388)	(705,597)	(4,308,718)
Class C	(1,280,975)	(7,648,410)	(1,805,666)	(11,031,189)
Class I	(56,575,671)	(336,305,510)	(47,755,637)	(291,641,368)
Class IS	(2,560,553)	(15,325,838)	(1,717,975)	(10,491,504)

		(383,646,272)		(337,673,437)

Net asset value of shares issued in
acquisition
Class I	0	0	12,743,595	76,871,934

Net increase (decrease) in net assets
resulting from capital share
transactions		(186,648,724)		26,969,882

Total increase (decrease) in net assets		(242,108,161)		40,383,455

Net assets
Beginning of period		1,336,834,097		1,296,450,642

End of period		$1,094,725,936		$1,336,834,097

Overdistributed net investment income		$(1,772,226)		$(425,114)

See Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Short Intermediate Bond Fund (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Institutional (“Class I”) and Institutional Service (“Class IS”) shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market

22

NOTES TO FINANCIAL STATEMENTS continued

daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the coun-terparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage paydown gains and losses. During the year ended June 30, 2006, the following amounts were reclassified:

Overdistributed net investment income	$258,850
Accumulated net realized losses on investments	(258,850)

23

NOTES TO FINANCIAL STATEMENTS continued

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.42% and declining to 0.35% as average daily net assets increase.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended June 30, 2006, EIMC reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $75,665.

The Fund may invest in Evergreen-managed money market funds which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares, 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended June 30, 2006, EIS received $602 from the sale of Class A shares and $22,260 and $829 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

24

NOTES TO FINANCIAL STATEMENTS continued

5. ACQUISITION

Effective at the close of business on March 18, 2005, the Fund acquired the net assets of SouthTrust Income Fund in a tax-free exchange for Class I shares of the Fund. Class I shares were issued to shares of SouthTrust Income Fund at an exchange ratio of 1.55 for Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $1,620,433. The aggregate net assets of the Fund and SouthTrust Income Fund immediately prior to the acquisition were $1,259,560,035 and $76,871,934, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,336,431,969.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended June 30, 2006:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$1,048,805,100	$266,054,988	$981,237,937	$406,724,208

On June 30, 2006, the aggregate cost of securities for federal income tax purposes was $1,169,091,922. The gross unrealized appreciation and depreciation on securities based on tax cost was $1,896,710 and $33,626,554, respectively, with a net unrealized depreciation of $31,729,844.

As of June 30, 2006, the Fund had $8,397,212 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2007	2008	2010	2012	2014

$170,921	$1,945,760	$959,410	$830,422	$4,490,699

These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of June 30, 2006, the Fund incurred and will elect to defer post-October losses of $10,066,927.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended June 30, 2006, the Fund did not participate in the interfund lending program.

25

NOTES TO FINANCIAL STATEMENTS continued

8. DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

		Capital Loss
Overdistributed	Unrealized	Carryovers and
Ordinary Income	Depreciation	Post-October Losses

$1,772,226	$31,729,844	$18,464,139

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid were $53,271,976 and $52,480,068 of ordinary income for the years ended June 30, 2006 and June 30, 2005, respectively.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended June 30, 2006, the Fund had no borrowings under this agreement.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing

26

NOTES TO FINANCIAL STATEMENTS continued

its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Select Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Short Intermediate Bond Fund, a series of Evergreen Select Fixed Income Trust, as of June 30, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Short Intermediate Bond Fund as of June 30, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 25, 2006

28

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31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society; Former Trustee, Mentor Funds and Cash Resource Trust; Former
Term of office since: 1991	Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive
Vice President and Treasurer, State Street Research & Management Company (investment
Other directorships: None	advice)

Shirley L. Fulton	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson &
Trustee	Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District,
DOB: 1/10/1952	Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor
DOB: 10/23/1938	Funds and Cash Resource Trust
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co.; Director, Obagi Medical Products Co.; Former Director, Lincoln Educational
DOB: 2/14/1939	Services; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1983
Other directorships: Trustee, The
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Manager of Commercial Operations, SMI Steel Co. – South Carolina (steel producer); Former
Trustee	Sales and Marketing Manager, Nucor Steel Company; Former Trustee, Mentor Funds and Cash
DOB: 7/14/1939	Resource Trust
Term of office since: 1988
Other directorships: None

Patricia B. Norris[2]	Former Partner, PricewaterhouseCoopers LLP
Trustee
DOB: 4/9/1948
Term of office since: 2006
Other directorships: None

William Walt Pettit	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director,
Trustee	National Kidney Foundation of North Carolina, Inc.; Former Trustee, Mentor Funds and Cash
DOB: 8/26/1955	Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications); Former Trustee, Mentor Funds and Cash Resource Trust
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates,
Trustee	Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Trustee, Mentor
DOB: 6/2/1947	Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash
DOB: 2/20/1943	Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee,
Trustee	Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance
DOB: 8/11/1939	Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor
Term of office since: 1993	Funds and Cash Resource Trust
Other directorships: None

Richard K. Wagoner, CFA[3]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former
DOB: 12/12/1937	Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[4]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[5]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[5]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[5]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office. Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

4 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

5 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $250 billion in assets as of June 30, 2006, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the seventh consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2005, Evergreen was ranked fifth overall out of 38 participating companies.

566904 rv3 8/2006

Evergreen Investments™
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

566904 rv3 8/2006

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the four series of the Registrant’s annual financial statements for the fiscal years ended June 30, 2006 and June 30, 2005, and fees billed for other services rendered by KPMG LLP.

	2006	2005
Audit fees	$106,302	$80,808
Audit -related fees (1)	0	4,800

Audit and audit-related fees	106,302	85,608
Tax fees (2)	8,250	0
Non-audit fees (3)	930,575	645,575
All other fees	0	0

Total fees	$1,045,127	$731,183

(1) Audit-related fees consists principally of fees for merger related activities.

(2) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(3) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Select Fixed Income Trust

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: September 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: September 5, 2006

By: ________________________
Kasey Phillips
Principal Financial Officer

Date: September 5, 2006